UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-07458

                                     Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

One Station Place, 5th Floor

                                     Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Elise M. Dolan

Tweedy, Browne Company LLC

One Station Place, 5th Floor

                                         Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:   203-703-0600

Date of fiscal year end:   March 31

Date of reporting period:   March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TWEEDY, BROWNE FUND INC.

ANNUAL REPORT

Tweedy, Browne Global Value Fund (TBGVX)

Tweedy, Browne Global Value Fund II – Currency Unhedged (TBCUX)

Tweedy, Browne Value Fund (TWEBX)

Tweedy, Browne Worldwide High Dividend Yield Value Fund (TBHDX)

March 31, 2019

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE FUND INC.

Tweedy, Browne Global Value Fund

Tweedy, Browne Global Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

ANNUAL REPORT

March 31, 2019

TWEEDY, BROWNE FUND INC.

Investment Adviser’s Note (Unaudited)

It was quite a roller coaster ride for global equity markets in 2018. After gaining increasing momentum during the early weeks of the year, global equity markets hit major turbulence in late January and early February 2018, tumbling as much as 8%-10%. They recovered somewhat later in February, only to hit another patch of choppy air in mid- to late March. The turbulence was thought to have been brought on by the first signs of wage pressure, an associated and unexpected rise in interest rates and inflationary expectations, a host of macroeconomic worries including the prospects for continued monetary tightening in the U.S. and Europe, and mounting trade tension between the U.S. and many of its major trading partners. However, beginning in early April 2018, markets rebounded. The S&P 500 Index climbed to all-time highs by mid-September, and most international indexes were up significantly as well. The exuberance was short-lived, however, as markets faced a major come-uppance (demonstrated by double digit declines) in the fourth quarter of 2018, and even broached bear market territory just before Christmas – only to recover somewhat during the last week of the year. It was an unsettling ride for investors to say the least. The tumult at year-end erased much, if not all, of the financial progress made by most investors during the year, and drove investment results for most international and global equity managers deep into negative territory.

In early January 2019, the U.S. Federal Reserve’s pivot to a more dovish approach to near-term monetary policy, coupled with indications of some progress in ongoing trade negotiations between the U.S. and China, helped to kick-start a significant rebound in global equities, propelling the S&P 500 Index during the first quarter of 2019 back toward its previous record high. U.S., global, and international developed market indexes finished a remarkable quarter, up between 10% and nearly 14%, despite evidence of slowing economic and corporate profitability growth in the U.S. and abroad.

Time and time again, when “Mr. Market” becomes agitated, he can become a good friend to the dispassionate value investor. In our view, the unsettling market turbulence at year-end, although short-lived, spawned a significantly improved opportunity set for price-driven investors such as ourselves. Idea flow has perked up considerably of late, and we have been busy planting seeds for potential future returns. However, as we write, valuations are once again on the rise, and there is evidence of an escalation in risk taking on the part of investors. With growth prospects in question in many, if not most, parts of the world, accommodations by central bankers may or may not be enough to support higher valuations. We believe our Fund portfolios are not only well positioned to benefit on an absolute basis should the market continue its seemingly inexorable advance, but should also hold up well on a relative basis if we have a return to the volatility experienced in the fourth quarter of 2018.

In our investment process, earnings-based appraisals have become much more relevant than asset-based appraisals. While we screen for cheap securities using a variety of quantitative methods, the most common include searching for stocks trading at low multiples of enterprise value to earnings before interest and taxes (EV to EBIT); enterprise value to earnings before interest, taxes and amortization (EV to EBITA); enterprise value to earnings before interest, taxes, depreciation and amortization (EV to EBITDA); and/or low multiples of enterprise value to net operating profit after tax (EV to NOPAT), the reciprocal of which we refer to as “owner earnings yield.” Tobias Carlisle and Wesley Gray, in their book Quantitative Value (2013), referred to these types of multiples as the “acquirer’s multiple” (enterprise value/operating earnings). The numerator of these multiples (enterprise value) includes not only the market capitalization of the target company, but also the value of all of the company’s interest bearing liabilities minus any cash and cash equivalents carried on the company’s balance sheet. To use a metaphor, these multiples are quite comparable to the total price paid to acquire a house, which is comprised of the sum of two parts: the owner’s equity in the house, which is analogous to the market capitalization of a publicly-traded company’s shares, and the mortgage, which is analogous to the interest bearing debt, net of cash, of a publicly-traded company.

After we identify candidates selling in the stock market at low absolute multiples of EV to EBIT, EBITA, and/or EBITDA, or selling in the market at a price that provides a high owner earnings yield, we then study cash merger and acquisition deals of comparable businesses in an effort to understand what knowledgeable and informed buyers of entire companies have been willing to pay in arm’s-length negotiated transactions. These real world acquisition multiples inform the multiples we use to value comparable businesses we are studying in the stock market.

Value-oriented enterprise multiples such as low EV to EBIT and low EV to EBITDA were found in a March 2019 research piece by the Leuthold Group entitled “Price To Book: The King Is Dead” to be quite robust as predictors of superior rates of return over the last 33 years (1986-2018). According to that study, this also held true over most of the last decade for a group of value metrics (in combination), including EBIT/EV, Free Cash Flow Yield, Earnings Yield and Shareholder Yield. In contrast, they found that the cheapest P/B value quintile in their study reached a peak in cumulative relative return in 2006, and has since produced trailing 12-month returns that were below zero for most of the period, rebounding only briefly following market declines in 2008 and 2016. While low P/B and P/E ratios are metrics that are considered in our research process, the enterprise multiples paid by knowledgeable acquirers in real world transactions more often than not drive our estimations of intrinsic value. In addition, these multiples offer the added dimension of incorporating the acquirers’ assessment of a comparable company’s future prospects.

In evaluating the intrinsic value of a company, we believe it is essential to estimate its normalized earnings power, i.e., an average of its earnings power over time. Normalized earnings power is highly subjective, and may materially deviate from current reported earnings. We normalize earnings in an effort to avoid overvaluing or undervaluing a business based on current reported earnings, which may be at peak or trough levels. This requires making judgments regarding current earnings in the context of each company’s idiosyncratic business cycle. Adjustments are often made to approximate normalized measures of EBIT, EBITA, and/or EBITDA, which may include an examination of multi-year averages of revenue and margins to arrive at a rational estimate of normalized earnings power.

As mentioned previously herein, we also generally look at what we refer to as the “owner earnings yield” or NOPAT to EV of a potential investment. A metric such as EV to EBIT is designed to adjust for different capital structures among corporations, but it falls short in capturing the impact of different corporate tax rates on business valuation. Owner earnings yield allows us to go further and incorporate disparities in corporate tax rates around the world into our valuations.

As noted above, on top of all of this quantitative analysis, in assessing valuation we also examine a plethora of qualitative characteristics, and also examine what company insiders are doing with their own capital when it comes to purchasing (or selling) shares in their companies. In our opinion, determining whether a potential investment is a “value” or not is more than simply a function of its price in relation to book value or its price in relation to earnings. We still strongly believe that price-sensitive security selection, combined with qualitative judgment, continues to offer investors the best path to long-term outperformance.

Investment Performance

In last year’s challenging investment environment, the Tweedy, Browne Funds fared relatively well, and lived up to their defensive billing. All four Funds bested their respective benchmarks for the calendar year.

However, in the more “risk on” environment for equities that characterized the first quarter of 2019, the Funds made significant financial progress on an absolute basis (returns between 7.09% and 9.49%), but trailed their respective benchmark indexes. That said, all four Funds produced attractive absolute returns in the first quarter, and recouped all of their losses – and then some – suffered in the December decline. The Global Value Fund, Value Fund and Worldwide High Dividend Yield Value Fund each finished up for the fiscal year with positive but index-trailing returns; while the Global Value Fund II generated negative returns for the fiscal year, but outperformed its benchmark by 180 basis points.

Presented below are performance results for the Tweedy, Browne Funds for various periods with comparisons to their respective benchmark indexes.

Annual Total Returns

			Annualized periods through March 31, 2019

	YTD through 03/31/19	2018	1 year	5 years	10 years	Since Inception(3)
Global Value Fund* (inception 06/15/93)	8.16%	-6.67%	3.11%	3.96%	11.21%	9.05%
MSCI EAFE Index (Hedged to U.S.$)†(1)(2)(3)	11.26	-8.96	5.25	6.92	10.35	6.03
MSCI EAFE Index (in U.S.$)†(1)(2)(3)	9.98	-13.79	-3.71	2.33	8.96	5.10
Total Annual Fund Operating Expense Ratio as of 03/31/18, as disclosed in the Funds’ most recent prospectus: 1.36% ††
Total Annual Fund Operating Expense Ratio as of 03/31/19: 1.37%
30-day Standardized Yield as of 03/31/19: 1.33%
Global Value Fund II* (inception 10/26/09)	7.09%	-8.99%	-1.91%	1.66%	-	5.77%
MSCI EAFE Index (in U.S.$)†(1)(2)	9.98	-13.79	-3.71	2.33	-	4.75
Total Annual Fund Operating Expense Ratios as of 03/31/18, as disclosed in the Funds’ most recent prospectus: 1.38% (gross); 1.37% (net) ††§
Total Annual Fund Operating Expense Ratios as of 03/31/19: 1.38% (gross); 1.38% (net)§
30-day Standardized Yield as of 03/31/19: 1.35% (subsidized); 1.35% (unsubsidized)
Value Fund* (inception 12/08/93)	9.49%	-6.39%	5.41%	4.72%	11.11%	8.21%
MSCI World Index (Hedged to U.S.$)†(1)(3)(5)	12.86	-6.59	7.58	8.76	12.85	7.53
S&P 500/MSCI World Index (Hedged to U.S.$)¶†(1)(4)(5)	12.86	-6.59	7.58	8.76	12.85	8.33
Total Annual Fund Operating Expense Ratios as of 03/31/18, as disclosed in the Funds’ most recent prospectus: 1.38% (gross); 1.37% (net) ††§
Total Annual Fund Operating Expense Ratios as of 03/31/19: 1.38% (gross); 1.37% (net)§
30-day Standardized Yield as of 03/31/19: 0.68% (subsidized); 0.68% (unsubsidized)
¶ S&P 500 Index (12/08/93-12/31/06)/MSCI World Index (Hedged to U.S.$) (01/01/07-present)
Worldwide High Dividend Yield Value Fund* (inception 09/05/07)	7.59%	-5.61%	2.44%	3.19%	9.86%	4.22%
MSCI World Index (in U.S.$)†(1)(5)	12.48	-8.71	4.01	6.78	12.38	4.80
MSCI World High Dividend Yield Index (in U.S. $)†(1)(5)	10.34	-7.56	5.31	4.96	12.16	3.62
Total Annual Fund Operating Expense Ratios as of 03/31/18, as disclosed in the Funds’ most recent prospectus: 1.38% (gross); 1.37% (net) ††§
Total Annual Fund Operating Expense Ratios as of 03/31/19: 1.41% (gross); 1.38% (net)§
30-day Standardized Yield as of 03/31/19: 1.76% (subsidized); 1.76% (unsubsidized)

* The performance data shown represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end, or to obtain after-tax performance information. Please refer to footnotes 1 through 5 at the end of this letter for descriptions of the Funds’ indexes. Results are annualized for all periods greater than one year.

† Investors cannot invest directly in an index. Index returns are not adjusted to reflect the deduction of taxes that an investor would pay on distributions or the sale of securities comprising the index.

†† Each Fund’s expense ratio as of March 31, 2018 has been restated to reflect decreases in the Fund’s custody fees that became effective on August 1, 2017.

§ Tweedy, Browne has voluntarily agreed, effective December 1, 2017 through at least July 31, 2020, to waive a portion of the Global Value Fund II’s, the Value Fund’s and the Worldwide High Dividend Yield Value Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of the Global Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) The net expense ratios set forth above reflect this limitation, while the gross expense ratios do not. Please refer to the Funds’ prospectus for additional information on the Funds’ expenses. The Global Value Fund II’s, Value Fund’s and Worldwide High Dividend Yield Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The Funds do not impose any front-end or deferred sales charges. However, Global Value Fund, Global Value Fund II and Worldwide High Dividend Yield Value Fund each impose a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and, if reflected, the redemption fee would reduce any performance data quoted for periods of 14 days or less. The expense ratios shown reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

Our Fund Portfolios

Please note that the individual companies discussed herein were held in one or more of the Funds during the year ended March 31, 2019, but were not necessarily held in all four of the Funds. Please see the attached Portfolios of Investments for each Fund’s respective holdings in each of these companies as of March 31, 2019.

As noted above, the Funds held up relatively well during the downturn in December, and have produced strong absolute results year-to-date in 2019. The Funds also produced positive (albeit index-trailing) returns for the fiscal year, except in the case of the Global Value Fund II, which outperformed its benchmark by 180 basis points, despite producing a negative return.

When investing, sometimes your success is defined as much by what you did not own as by what you did own. The Funds’ last fiscal year was one of those years. Our Funds benefitted from the fact that they had no exposure to Eurozone banks, which continued to underperform in a negative interest rate environment; no exposure to European car companies, which are facing a slowing car market and the prospect for disruptive change in the form of electrification, ride sharing and autonomous cars; and little to no exposure to Japan, which closed the year ended March 31, 2019 down 4.1% in local currency. Our currency hedged funds, Global Value Fund and Value Fund, continued to benefit from their use of currency hedging techniques, as the U.S. dollar remained strong relative to most major foreign currencies.

In terms of contributions from stocks the Funds did own, it was the more defensive, higher quality components of the Fund portfolios that stood out. The Funds benefitted from strong relative results from a number of branded consumer products companies, pharma holdings, an aerospace holding and a technology holding. This included companies such as Diageo, Nestlé, Heineken, Unilever, Roche, Novartis, Safran and Cisco. In addition, relative to their benchmarks, the Funds benefited from their allocations to financial holdings, particularly bank stocks and insurance holdings. The Fund’s bank holdings are largely Asian-related banks such as Bangkok Bank, DBS Group, United Overseas Bank, HSBC, and Standard Chartered (these banks were also down over the period, but not nearly as much as the Eurozone banks, which make up a larger portion of the Fund’s respective indices). The Funds also had strong relative results from insurance holdings such as Munich Re, SCOR and Zurich Insurance Group, which continued to have solid underwriting records and good investment returns. SCOR, the French reinsurer, was the subject of a takeover bid last fall by the French mutual insurer, Covea; however, SCOR’s management concluded that the price was insufficient, and the stock has settled back somewhat from its previous highs.

In contrast, a number of more cyclical businesses, i.e., media, industrial and automobile-related holdings, disappointed in terms of their stock price performance. This included media companies such as Axel Springer, Mediaset and WPP, among others; industrials such as G4S, Ebara, and Krones; and auto-related holdings such as Hyundai Mobis, Hyundai Motor and Michelin. These more cyclically related holdings have rebounded nicely in the first quarter of 2019, but suffered through a tough stretch of performance in 2018. Sina and Baidu, two rather recent Chinese internet business purchases, also have had a rough go over the last year.

While idea flow has slowed a bit with the uptick in valuations this year, we continue to be encouraged by an improved opportunity set, largely produced by the decline in equity markets in the fourth quarter of last year. Since our last report in September of 2018, we established new positions in the UK-based defense manufacturer, Babcock International; Zeon Corporation, a Japanese manufacturer of synthetic rubbers, latex, and resins; Wuliangye Yibin, a Chinese consumer products company that produces baijiu liquors; Goldman Sachs; BASF, the German chemical company; and Carnival Cruise Lines. We also took advantage of pricing opportunities to add to a number of pre-existing positions across the Funds, including in companies such as BAE Systems, CNH Industrial, Michelin, Sina, Baidu, Axel Springer, Tarkett and Hang Lung.

Since we last reported to you, sales have generally out-paced purchases in the Funds, with the exception of the unhedged Global Value Fund II, which has experienced strong positive cash flows. Sales during the period included Honda, which had largely been a disappointment in terms of returns; and Schibsted, the Norwegian media company which had been a significant contributor to returns over the years, but had reached and exceeded our estimates of intrinsic value. We also sold G4S and ConocoPhillips, which were held by the Worldwide High Dividend Yield Value Fund.

In terms of portfolio positioning, our Funds today are invested across 30 to 90 different issues, 9 to 21 countries, 16 to 24 different industry groups, and consist of small, medium, and large capitalization companies which are domiciled in primarily developed markets, although as much as 11.2% of our international Funds (Global Value Fund and Global

Value Fund II) is invested in emerging markets including China, Thailand, Mexico, Chile, South Korea, Czech Republic, Croatia, and Taiwan. The top 25 holdings in our Fund portfolios as of March 31, 2019 traded at weighted average price-to-earnings ratios of between 13 and 16 times 2020 estimated earnings, and paid dividend yields of between 2.3% and 3.8%. (Please note that this range of weighted average dividend yields is not representative of a Fund’s yield, nor does it represent a Fund’s performance. The figures solely represent the range of the average weighted dividend yields of the top twenty-five common stocks held in the Funds’ portfolios. Please refer to the 30-day standardized yields in the performance chart on page II-4 for each of the Fund’s yields.) With the increase in volatility in equity markets, cash reserves in the Funds have come down and average approximately 7.1% to 13.5% as of March 31, 2019. Finally, for those concerned with slowing growth in Europe, we would remind our shareholders that the bulk of our exposure in Europe consists of large, global enterprises whose future success, in our view, is more correlated with global GDP growth than with GDP growth on the continent.

In closing, we would like to remind shareholders of the following pillars of our investment approach:

•

As value investors, we take a conservative approach to business appraisal. We do not get carried away with respect to the multiples we use to value companies. In euphoric times, professional and individual investors often pay exorbitant prices for entire companies and/or equities. This is particularly true during periods of low interest rates, when borrowing costs are low. The companies that we invest in, on the other hand, have to be cheap (in our view) in comparison to observable merger and acquisition comps and on an absolute basis. The Funds’ portfolios are diversified by issue, country and industry, but this of course does not mean that their portfolios look like indexes. In fact, the Funds’ portfolios are very different from their benchmark indexes, with vastly different holdings, position sizes, country, and index weightings. For example, as of March 31, 2019, the Global Value Fund had only approximately a 1% weighting in Japanese equities and a 16% weighting in Swiss equities, compared to respective weightings in the EAFE Index of approximately 24% and 9%. In addition, each Fund’s “active share,” which measures how different a Fund’s portfolio is from its benchmark, remains high (indicating that the Funds’ portfolios look very different from those of their benchmark indexes).

•

The businesses that populate the Funds’ portfolios are typically underleveraged, which means they require modest to low levels of debt to finance their operations. High levels of debt can be a business killer in a challenging market and/or economic environment. Many of the Funds’ holdings are in a net cash position, which means they have enough cash on their balance sheets to pay off all their debt and have funds left over. The bulk of the holdings in the Funds’ portfolios have net debt-to-EBITDA ratios of less than two times, which means that, absent other changes, the entire debt load of the business could be paid off with two years of EBITDA.

•

As Chris Browne used to say, when it comes to choosing countries in which to invest, we only want to commit capital to countries we would not be afraid to visit with our families. Most of the companies in which we invest are domiciled in developed markets and the more developed of the emerging markets. When it comes to the emerging markets, we generally seek a reasonably stable political environment, established contract law and access to courts, the availability of cheap stocks, regulatory oversight, and the availability of a foreign exchange market that allows us to hedge foreign currency exposure at a reasonable cost should a Fund choose to do so.

•

Another source of risk reduction for the Global Value Fund and Value Fund comes from their practice of hedging their perceived foreign currency exposure back into the U.S. dollar. In our view, this practice allows the Funds to reduce volatility with modest and at times no cost in terms of foregone return over long measurement periods. We believe that foreign currencies can be extraordinarily volatile in the short run, which can cause hedged and unhedged results to vary markedly.

•	Finally, our team-oriented decision-making process offers checks and balances against extremes in decision-making, and benefits from diverse perspectives within a disciplined value framework.

Thank you for investing with us, and for your continued confidence. We work hard to earn and keep your trust, and we believe it is critical to our mutual success.

Sincerely,

William H. Browne, Roger R. de Bree, Frank H. Hawrylak, J. Jay Hill, Thomas H. Shrager, John D. Spears, Robert Q. Wyckoff, Jr.

Investment Committee

Tweedy, Browne Company LLC

April 2019

Footnotes:

(1)

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

(2)

The MSCI EAFE Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in U.S.$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. The MSCI EAFE Index (Hedged to U.S.$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(3)

Inception dates for the Global Value Fund, Global Value Fund II, Value Fund and Worldwide High Dividend Yield Value Fund are June 15, 1993, October 26, 2009, December 8, 1993, and September 5, 2007, respectively.

Prior to 2004, information with respect to the MSCI EAFE and MSCI World Indexes used was available at month end only; therefore, the since-inception performance of the MSCI EAFE Indexes quoted for the Global Value Fund reflects performance from May 31, 1993, the closest month end to the Global Value Fund’s inception date, and the since inception performance of the MSCI World Index quoted for the Value Fund reflects performance from November 30, 1993, the closest month end to the Value Fund’s inception date.

(4)

The S&P 500/MSCI World Index (Hedged to U.S.$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to U.S.$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to U.S.$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities). The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks that assumes the reinvestment of dividends. The index is generally considered representative of U.S. large capitalization stocks.

(5)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in U.S.$) reflects the return of this index for a U.S. dollar investor. The MSCI World Index (Hedged to U.S.$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The index accounts for interest rate differentials in forward currency exchange rates. The MSCI World High Dividend Yield Index reflects the performance of equities in the MSCI World Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MSCI World High Dividend Yield Index (in U.S.$) reflects the return of the MSCI World High Dividend Yield Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Mention of a specific security should not be considered a recommendation to buy or a solicitation to sell that security. Holdings are subject to change at any time.

The views expressed represent the opinions of Tweedy, Browne Company LLC as of the date of this note, are not intended as a forecast or guarantee of future results, and are subject to change without notice.

Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in U.S. securities markets. These risks include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors in various non-U.S. countries. In addition, the securities of small, less well known companies may be more volatile than those of larger companies. Value investing involves the risk that the market will not recognize a security’s intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Dividends are not guaranteed, and a company currently paying dividends may cease paying dividends at any time. Diversification does not guarantee a profit and does not protect against a loss in a declining market. Please refer to the Funds’ prospectus for a description of risk factors associated with investments in securities which may be held by the Funds.

Although the practice of hedging against currency exchange rate changes utilized by the Tweedy, Browne Global Value Fund and Tweedy, Browne Value Fund reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds’ investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

Stocks and bonds are subject to different risks. In general, stocks are subject to greater price fluctuations and volatility than bonds and can decline significantly in value in response to adverse issuer, political, regulatory, market or economic developments. Unlike stocks, if held to maturity, bonds generally offer to pay both a fixed rate of return and a fixed principal value. Bonds are subject to interest rate risk (as interest rates rise bond prices generally fall), the risk of issuer default, issuer credit risk, and inflation risk, although U.S. Treasuries are backed by the full faith and credit of the U.S. Government.

Price/earnings (or P/E) ratio is a comparison of the company’s closing stock price and its trailing 12-month earnings per share. Enterprise Value (or EV) is a measure of a company’s total value (market value of common stock + market value of preferred equity + market value of debt + minority interest – cash and investments). Earnings before interest and tax (or EBIT) is an indicator of a company’s profitability, calculated as revenue minus expenses, excluding tax and interest. Earnings before interest, taxes and amortization (or EBITA) is used to gauge a company’s operating profitability (earnings before tax + interest expense + amortization expense). Earnings before interest, taxes, depreciation and amortization (or EBITDA) is used to gauge a company’s operating profitability, adding back the non-cash expenses of depreciation and amortization to a firm’s operating income (EBIT + depreciation + amortization expense). Net operating profit after tax (or NOPAT) is earnings before interest and taxes (EBIT) adjusted for the impact of taxes. Net current asset value is the total value of cash and cash equivalents, accounts receivable and inventory remaining after the subtraction of all liabilities senior to the common stock, including all current liabilities, long-term liabilities, lease liabilities, pension liabilities and preferred stock (also referred to as “net-nets”).

Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by AMG Distributors, Inc., Member FINRA/SIPC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc.

TWEEDY, BROWNE FUND INC.

Expense Information (Unaudited)

A shareholder of the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand the ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2018 to March 31, 2019.

Actual Expenses. The first part of the table presented below, under the heading “Actual Expenses,” provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes. The second part of the table presented below, under the heading “Hypothetical Expenses,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only and do not reflect redemption fees. Redemptions from the Global Value Fund, the Global Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, made less than 15 days after purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Funds. There are no other transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees on shares held longer than 14 days. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds. In addition, if redemption fees were included, a shareholder’s costs (if the shareholder redeemed during the applicable redemption period) would have been higher.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period* 10/1/18 – 3/31/19	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period* 10/1/18 – 3/31/19	Annualized Expense Ratio
Global Value Fund	$1,000.00	$986.20	$6.73	$1,000.00	$1,018.15	$6.84	1.36%
Global Value Fund II – Currency Unhedged	$1,000.00	$963.00	$6.61	$1,000.00	$1,018.20	$6.79	1.35%
Value Fund	$1,000.00	$1,006.30	$6.80	$1,000.00	$1,018.15	$6.84	1.36%
Worldwide High Dividend Yield Value Fund	$1,000.00	$984.70	$6.78	$1,000.00	$1,018.10	$6.89	1.37%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182), divided by 365 (to reflect the one-half year period).

Tweedy, Browne

Global Value Fund

Portfolio Highlights as of March 31, 2019 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund vs.

MSCI EAFE Index

(Hedged to US$ and in US$)

6/15/93 through 3/31/19

Average Annual Total Returns – For Periods Ended March 31, 2019

	Tweedy, Browne Global Value Fund	MSCI EAFE Index (Hedged to US$)	MSCI EAFE Index (in US$)
1 Year	3.11%	5.25%	-3.71%
5 Years	3.96	6.92	2.33
10 Years	11.21	10.35	8.96
Since Inception (6/15/93)	9.05	6.03	5.10
Total Annual Fund Operating Expense Ratio as of 3/31/18, as disclosed in the Fund’s most recent prospectus: 1.36%.*
Total Annual Fund Operating Expense Ratio as of 3/31/19: 1.37%.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

* The expense ratio has been restated to reflect decreases in the Fund’s custody fees effective August 1, 2017.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and, if reflected, the redemption fee would reduce the performance data quoted for periods of 14 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is June 15, 1993. Prior to 2004, information with respect to the MSCI EAFE indexes used was available at month end only; therefore, the closest month end to the Fund’s inception date, May 31, 1993, was used.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Global Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2019

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the results of the MSCI EAFE Index (hedged to US$) and the MSCI EAFE Index (in US$) (non-U.S. currencies are unhedged). Although we believe this comparison may be useful, the historical results of the MSCI EAFE indexes in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2019

Shares		Value*

	COMMON STOCKS—90.4%

	Canada—1.4%
89,692	E-L Financial Corp., Ltd.	$54,105,233
1,489,895	National Bank of Canada	67,259,678

		121,364,911

	Chile—1.7%
11,604,531	Antofagasta plc	146,071,654

	China—2.5%
778,577	Baidu Inc., Sponsored ADR(a)	128,348,418
1,446,655	Sina Corp.(a)	85,699,842

		214,048,260

	Czech Republic—0.0%(b)
2,800	Philip Morris CR a.s.	1,923,073

	France—14.3%
11,392,920	Bollore SA	51,528,405
865,012	Cie Generale des Etablissements Michelin	102,372,882
6,011,377	CNP Assurances	132,432,676
2,592,437	Safran SA	355,860,074
5,957,840	SCOR SE	253,943,573
2,706,412	Tarkett SA	58,164,504
4,749,815	Total SA	264,106,759

		1,218,408,873

	Germany—6.1%
3,639,033	Axel Springer SE	188,123,693
1,747,030	Henkel AG & Co., KGaA	166,250,230
647,607	Krones AG	57,118,910
42,354	KSB AG	14,457,400
377,440	Muenchener Rueckversicherungs AG	89,423,685

		515,373,918

	Hong Kong—1.2%
26,265,000	Emperor Entertainment Hotel, Ltd.	5,487,245
5,639,882	Great Eagle Holdings, Ltd.	28,738,435
15,995,508	Hang Lung Group, Ltd.	51,348,964
434,500	Jardine Strategic Holdings, Ltd.	16,263,335
59,000	Miramar Hotel & Investment	127,471
2,561,000	Tai Cheung Holdings, Ltd.	2,854,636

		104,820,086

	Italy—0.8%
144,268	Buzzi Unicem SpA	2,953,915
4,763,086	SOL SpA(c)	60,542,038

		63,495,953

	Japan—1.3%
2,111,900	Ebara Corp.	59,530,451
57,600	Konishi Co., Ltd.	834,715
1,433,800	NGK Spark Plug Co., Ltd.	26,607,266
164,400	Nippon Kanzai Co., Ltd.	2,936,430
193,700	Shizuoka Gas Co., Ltd.	1,471,760
1,801,700	Zeon Corp.	18,231,052

		109,611,674

Shares		Value*

	Mexico—0.4%
516,608	Coca-Cola Femsa SA de CV, Sponsored ADR(d)	$34,096,128

	Netherlands—7.4%
3,138,711	Heineken Holding NV	314,720,458
7,484,098	Royal Dutch Shell plc, Class A	235,130,713
1,369,620	Unilever NV, CVA	79,631,394

		629,482,565

	Singapore—4.5%
11,470,201	DBS Group Holdings, Ltd.	213,653,135
9,208,541	United Overseas Bank, Ltd.	171,253,708

		384,906,843

	South Korea—3.2%
319,975	Chokwang Paint, Ltd.	1,928,138
144,547	Hankook Tire Worldwide Co., Ltd.	1,980,183
210,000	Hyundai Mobis Co., Ltd.	38,573,694
1,208,796	Hyundai Motor Co.	127,258,499
131,339	Kangnam Jevisco Co., Ltd.	3,141,445
953,743	Kia Motors Corp.	29,702,066
815,800	LG Corp.	55,699,498
132,553	Samchully Co., Ltd.	11,012,024

		269,295,547

	Spain—0.4%
4,296,817	Mediaset España Comunicacion SA	32,113,109

	Sweden—0.0%(b)
63,360	Cloetta AB, B Shares	163,945

	Switzerland—15.6%
218,165	Coltene Holding AG	21,139,595
3,558,380	Nestle SA, Registered	339,080,491
80	Neue Zuercher Zeitung(a)	393,614
2,783,169	Novartis AG, Registered	267,669,371
68,178	Phoenix Mecano AG(c)	33,168,231
1,271,096	Roche Holding AG	350,160,847
429,703	Tamedia AG	43,578,676
801,975	Zurich Insurance Group AG	265,419,179

		1,320,610,004

	Taiwan—0.0%(b)
665,100	Lumax International Corp., Ltd.	1,534,323
365,000	Thinking Electronic Industrial Co., Ltd.	1,000,714

		2,535,037

	Thailand—1.1%
14,171,579	Bangkok Bank Public Co., Ltd., NVDR	92,437,903

	United Kingdom—17.9%
2,434,770	Babcock International Group plc	15,656,920
18,154,406	BAE Systems plc	114,117,059
7,991,510	CNH Industrial NV	81,333,774
5,387,483	Daily Mail & General Trust plc, Class A(a)	45,315,146
7,801,388	Diageo plc	318,996,593
33,225,011	G4S plc	79,444,243
9,290,881	GlaxoSmithKline plc	193,316,378

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2019

Shares		Value*

	United Kingdom (continued)
20,438,901	HSBC Holdings plc	$166,002,984
752,280	Imperial Brands plc	25,726,892
5,273,360	Inchcape plc	39,236,003
16,803,140	Lookers plc	22,114,292
20,519,000	Standard Chartered plc	158,097,608
2,706,685	Unilever plc	155,009,324
16,040,607	Vertu Motors plc	7,362,631
9,667,000	WPP plc	102,133,140

		1,523,862,987

	United States—10.6%
590,251	AGCO Corp	41,051,957
75,488	Alphabet Inc., Class A(a)	88,841,072
75,695	Alphabet Inc., Class C(a)	88,813,700
14,503	American National Insurance Co.	1,752,252
396,719	Avnet, Inc.	17,205,703
1,306,916	Bank of New York Mellon Corp./The	65,907,774
433	Berkshire Hathaway Inc., Class A(a)	130,426,095
301	Berkshire Hathaway Inc., Class B(a)	60,468
4,567,023	Cisco Systems, Inc.	246,573,572
583,045	ConocoPhillips	38,912,423
1,090,760	Halliburton Co.	31,959,268
860,002	Johnson & Johnson	120,219,680
291,523	Phillips 66	27,744,244

		899,468,208

	TOTAL COMMON STOCKS (Cost $5,048,377,831)	7,684,090,678

	PREFERRED STOCKS—0.6%

	Chile—0.4%
10,000,000	Embotelladora Andina SA	32,330,357

	Croatia—0.2%
166,388	Adris Grupa d.d.	11,104,928

Shares		Value*

	Germany—0.0%(b)
103,830	Villeroy & Boch AG	$1,804,746

	TOTAL PREFERRED STOCKS (Cost $34,220,102)	45,240,031

	REGISTERED INVESTMENT COMPANY—3.6%
306,879,568	Dreyfus Treasury Securities Cash Management – Institutional Shares 2.27%(e) (Cost $306,879,568)	306,879,568

Face Value

	U.S. TREASURY BILL—3.5%
$300,000,000	2.484%(f) due 07/18/2019(d) (Cost $297,822,000)	297,874,875

INVESTMENTS IN SECURITIES (Cost $5,687,299,501)	98.1%	8,334,085,152

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	1.4	116,261,240

OTHER ASSETS AND LIABILITIES (Net)	0.5	47,353,416

NET ASSETS	100.0%	$8,497,699,808

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Amount represents less than 0.1% of net assets.
(c)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(d)	All or a portion of this position has been segregated to cover certain open forward contracts. At March 31 2019, liquid assets totaling $158,210,659 have been segregated to cover such open forward contracts.
(e)	Rate disclosed is the 7-day yield at March 31 2019.
(f)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Sector Diversification

March 31, 2019 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:

Pharmaceuticals, Biotechnology & Life Sciences	11.0%
Insurance	10.9
Banks	10.2
Capital Goods	10.0
Beverage	7.9
Energy	7.0
Food	6.8
Media	4.8
Automobiles & Components	3.8
Technology Hardware & Equipment	3.3
Internet Software & Services	3.1
Materials	2.8
Household & Personal Products	2.0
Software & Services	1.5
Commercial Services & Supplies	1.2
Real Estate	1.0
Retailing	0.8
Diversified Financials	0.8
Transportation	0.6
Tobacco	0.3
Health Care Equipment & Services	0.2
Electronic Equipment & Instruments	0.2
Utilities	0.1
Consumer Services	0.1

Total Common Stocks	90.4
Preferred Stocks	0.6
Registered Investment Company	3.6
U.S. Treasury Bill	3.5
Unrealized Appreciation on Forward Contracts (Net)	1.4
Other Assets and Liabilities (Net)	0.5

Net Assets	100.0%

Portfolio Composition

March 31, 2019 (Unaudited)

Schedule of Forward Exchange Contracts

March 31, 2019

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/19*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
375,000,000	Chinese Yuan	JPM	4/1/19	$55,625,603	$55,798,094	$172,491
125,000,000	European Union Euro	SSB	4/1/19	140,362,500	140,390,717	28,217
20,000,000	Great Britain Pound Sterling	SSB	4/24/19	25,617,200	26,094,089	476,889
20,000,000	Great Britain Pound Sterling	NTC	5/3/19	26,481,500	26,105,866	(375,634)
30,000,000,000	South Korean Won	SSB	10/1/19	26,505,279	26,590,719	85,440
65,000,000	Swiss Franc	NTC	4/1/19	65,247,942	65,285,487	37,545

TOTAL				$339,840,024	$340,264,972	$424,948

FORWARD EXCHANGE CONTRACTS TO SELL(a)
56,000,000	Canadian Dollar	NTC	8/27/19	$(43,134,225)	$(42,064,811)	$1,069,414
17,000,000	Canadian Dollar	NTC	9/4/19	(13,200,808)	(12,771,835)	428,973
28,000,000	Canadian Dollar	NTC	10/1/19	(21,821,129)	(21,047,940)	773,189
26,000,000	Canadian Dollar	NTC	12/23/19	(19,538,148)	(19,577,199)	(39,051)
27,000,000	Canadian Dollar	SSB	12/23/19	(20,167,013)	(20,330,169)	(163,156)
14,500,000,000	Chilean Peso	JPM	12/17/19	(21,106,259)	(21,293,245)	(186,986)
7,000,000,000	Chilean Peso	SSB	3/16/20	(10,418,217)	(10,274,648)	143,569
375,000,000	Chinese Yuan	JPM	4/1/19	(58,193,669)	(55,798,094)	2,395,575
100,000,000	Chinese Yuan	SSB	9/11/19	(14,445,231)	(14,867,855)	(422,624)
165,000,000	Chinese Yuan	SSB	10/15/19	(23,691,579)	(24,523,719)	(832,140)
345,000,000	Chinese Yuan	SSB	11/25/19	(49,391,553)	(51,249,926)	(1,858,373)
250,000,000	Chinese Yuan	JPM	11/29/19	(35,732,152)	(37,135,724)	(1,403,572)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

March 31, 2019

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/19*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
235,000,000	Chinese Yuan	BNY	3/13/20	$(34,896,498)	$(34,860,677)	$35,821
330,000,000	Chinese Yuan	JPM	4/3/20	(48,768,953)	(48,938,672)	(169,719)
125,000,000	European Union Euro	SSB	4/1/19	(158,507,500)	(140,390,717)	18,116,783
80,000,000	European Union Euro	BNY	5/3/19	(99,976,000)	(90,087,520)	9,888,480
100,000,000	European Union Euro	NTC	5/7/19	(124,848,000)	(112,649,317)	12,198,683
100,000,000	European Union Euro	BNY	5/10/19	(123,450,000)	(112,679,273)	10,770,727
70,000,000	European Union Euro	BNY	10/7/19	(84,084,000)	(79,851,879)	4,232,121
80,000,000	European Union Euro	SSB	11/5/19	(94,296,000)	(91,469,944)	2,826,056
200,000,000	European Union Euro	SSB	11/18/19	(235,233,000)	(228,911,727)	6,321,273
100,000,000	European Union Euro	NTC	11/25/19	(118,400,500)	(114,519,737)	3,880,763
65,000,000	European Union Euro	SSB	11/25/19	(76,227,710)	(74,437,829)	1,789,881
30,000,000	European Union Euro	SSB	11/29/19	(35,337,060)	(34,366,881)	970,179
50,000,000	European Union Euro	NTC	12/23/19	(58,628,250)	(57,387,973)	1,240,277
75,000,000	European Union Euro	NTC	1/21/20	(88,230,000)	(86,281,888)	1,948,112
80,000,000	European Union Euro	BNY	3/6/20	(93,850,400)	(92,366,897)	1,483,503
100,000,000	European Union Euro	JPM	3/20/20	(116,505,000)	(115,588,691)	916,309
125,000,000	European Union Euro	NTC	3/23/20	(146,010,000)	(144,590,577)	1,419,423
125,000,000	European Union Euro	SSB	4/3/20	(144,565,000)	(144,641,275)	(76,275)
20,000,000	Great Britain Pound Sterling	SSB	4/24/19	(29,048,000)	(26,094,089)	2,953,911
35,000,000	Great Britain Pound Sterling	NTC	5/3/19	(49,608,300)	(45,685,266)	3,923,034
85,000,000	Great Britain Pound Sterling	BNY	5/8/19	(119,068,000)	(110,978,662)	8,089,338
75,000,000	Great Britain Pound Sterling	BNY	5/29/19	(102,682,500)	(98,028,964)	4,653,536
75,000,000	Great Britain Pound Sterling	SSB	6/10/19	(101,506,125)	(98,084,049)	3,422,076
85,000,000	Great Britain Pound Sterling	JPM	6/28/19	(109,255,600)	(111,255,753)	(2,000,153)
75,000,000	Great Britain Pound Sterling	NTC	7/15/19	(101,130,000)	(98,244,303)	2,885,697
85,000,000	Great Britain Pound Sterling	NTC	7/30/19	(109,454,500)	(111,421,121)	(1,966,621)
85,000,000	Great Britain Pound Sterling	SSB	8/19/19	(111,121,775)	(111,524,726)	(402,951)
50,000,000	Great Britain Pound Sterling	NTC	8/30/19	(64,477,000)	(65,636,347)	(1,159,347)
60,000,000	Great Britain Pound Sterling	JPM	9/16/19	(77,407,800)	(78,825,950)	(1,418,150)
60,000,000	Great Britain Pound Sterling	SSB	1/15/20	(77,794,500)	(79,242,097)	(1,447,597)
30,000,000	Great Britain Pound Sterling	BNY	3/6/20	(40,449,000)	(39,708,635)	740,365
2,500,000,000	Japanese Yen	BNY	3/25/20	(23,310,023)	(23,232,987)	77,036
1,900,000,000	Japanese Yen	SSB	6/8/20	(17,690,052)	(17,752,717)	(62,665)
450,000,000	Japanese Yen	JPM	8/14/20	(4,261,969)	(4,225,036)	36,933
2,000,000,000	Japanese Yen	JPM	9/4/20	(18,775,834)	(18,806,603)	(30,769)
2,550,000,000	Japanese Yen	BNY	9/23/20	(23,922,547)	(24,011,580)	(89,033)
400,000,000	Mexican Peso	NTC	11/29/19	(18,617,207)	(19,856,267)	(1,239,060)
240,000,000	Mexican Peso	BNY	3/23/20	(11,867,329)	(11,701,438)	165,891
80,000,000	Singapore Dollar	JPM	5/7/19	(60,896,704)	(59,104,216)	1,792,488
75,000,000	Singapore Dollar	JPM	5/29/19	(56,475,904)	(55,434,831)	1,041,073
40,000,000	Singapore Dollar	SSB	6/10/19	(30,108,012)	(29,571,589)	536,423
80,000,000	Singapore Dollar	JPM	6/17/19	(60,537,268)	(59,150,583)	1,386,685
22,000,000	Singapore Dollar	SSB	8/27/19	(16,242,995)	(16,287,902)	(44,907)
25,000,000	Singapore Dollar	SSB	10/1/19	(18,455,633)	(18,521,084)	(65,451)
50,000,000	Singapore Dollar	JPM	12/17/19	(36,743,092)	(37,091,928)	(348,836)
50,000,000	Singapore Dollar	SSB	1/3/20	(36,797,174)	(37,102,931)	(305,757)
33,000,000	Singapore Dollar	SSB	3/6/20	(24,570,025)	(24,514,886)	55,139
60,000,000	Singapore Dollar	NTC	3/13/20	(44,459,264)	(44,577,972)	(118,708)
40,000,000,000	South Korean Won	SSB	10/1/19	(36,215,482)	(35,454,292)	761,190
120,000,000,000	South Korean Won	JPM	2/24/20	(107,802,183)	(106,963,710)	838,473
76,000,000,000	South Korean Won	SSB	3/6/20	(68,803,187)	(67,772,527)	1,030,660
65,000,000	Swiss Franc	NTC	4/1/19	(70,841,212)	(65,285,487)	5,555,725
30,000,000	Swiss Franc	NTC	6/17/19	(31,649,242)	(30,350,717)	1,298,525
90,000,000	Swiss Franc	BNY	8/27/19	(94,300,084)	(91,644,957)	2,655,127
65,000,000	Swiss Franc	BNY	11/18/19	(67,107,165)	(66,690,817)	416,348
100,000,000	Swiss Franc	BNY	11/25/19	(104,569,696)	(102,666,485)	1,903,211
80,000,000	Swiss Franc	JPM	11/25/19	(82,584,908)	(82,133,188)	451,720
70,000,000	Swiss Franc	JPM	11/29/19	(73,057,454)	(71,892,657)	1,164,797
60,000,000	Swiss Franc	SSB	11/29/19	(62,662,531)	(61,622,278)	1,040,253
33,000,000	Swiss Franc	BNY	12/23/19	(34,446,764)	(33,966,316)	480,448
80,000,000	Swiss Franc	JPM	12/23/19	(83,168,729)	(82,342,583)	826,146
57,000,000	Swiss Franc	NTC	3/6/20	(59,094,915)	(59,067,075)	27,840
115,000,000	Swiss Franc	NTC	3/23/20	(118,826,204)	(119,422,204)	(596,000)
55,000,000	Swiss Franc	NTC	4/3/20	(57,085,327)	(57,138,084)	(52,757)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

March 31, 2019

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/19*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
825,000,000	Thai Baht	JPM	5/24/19	$(25,967,894)	$(26,033,997)	$(66,103)
900,000,000	Thai Baht	BNY	6/17/19	(28,391,167)	(28,418,351)	(27,184)
500,000,000	Thai Baht	JPM	6/24/19	(15,698,587)	(15,790,787)	(92,200)
640,000,000	Thai Baht	BNY	9/4/19	(19,713,538)	(20,250,300)	(536,762)

TOTAL				$(5,051,374,255)	$(4,935,537,963)	$115,836,292

Unrealized Appreciation on Forward Contracts (Net)						$116,261,240

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Global Value Fund II – Currency Unhedged

Portfolio Highlights as of March 31, 2019 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund II – Currency Unhedged vs.

MSCI EAFE Index (in US$)

10/26/09 through 3/31/19

Average Annual Total Returns – For Periods Ended March 31, 2019

	Tweedy, Browne Global Value Fund II – Currency Unhedged	MSCI EAFE Index (in US$)
1 Year	-1.91%	-3.71%
5 Years	1.66	2.33
Since Inception (10/26/09)	5.77	4.75
Total Annual Fund Operating Expense Ratio as of 3/31/18, as disclosed in the Fund’s most recent prospectus: 1.38% (gross), 1.37% (net).*†
Total Annual Fund Operating Expense Ratios as of 3/31/19: 1.38% (gross), 1.38% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

* The expense ratio has been restated to reflect decreases in the Fund’s custody fees effective August 1, 2017.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and, if reflected, the redemption fee would reduce the performance data quoted for periods of 14 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2020, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Global Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Perspective On Assessing Investment Results (Unaudited)

March 31, 2019

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund II – Currency Unhedged to the results of the MSCI EAFE Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI EAFE Index (in US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2019

Shares		Value*

	COMMON STOCKS—85.3%

	Canada—0.4%
3,500	E-L Financial Corp., Ltd.	$2,111,318

	China—3.7%
60,354	Baidu Inc., Sponsored ADR(a)	9,949,357
114,838	Sina Corp.(a)	6,803,003
98,500	Wuliangye Yibin Co., Ltd.	1,394,674

		18,147,034

	France—14.0%
1,083,445	Bollore SA	4,900,253
41,375	Cie Generale des Etablissements Michelin	4,896,670
242,425	CNP Assurances	5,340,705
134,560	Safran SA	18,470,856
382,960	SCOR SE	16,323,069
203,640	Tarkett SA	4,376,503
250,808	Total SA	13,945,825

		68,253,881

	Germany—5.6%
212,338	Axel Springer SE	10,977,039
50,800	Henkel AG & Co., KGaA	4,834,211
50,056	Krones AG	4,414,937
13,543	Muenchener Rueckversicherungs AG	3,208,629
36,984	Siemens AG	3,984,151

		27,418,967

	Hong Kong—1.4%
4,870,000	Emperor Entertainment Hotel, Ltd.	1,017,433
316,349	Great Eagle Holdings, Ltd.	1,611,980
734,000	Hang Lung Group, Ltd.	2,356,295
20,587	Jardine Strategic Holdings, Ltd.	770,571
109,796	Miramar Hotel & Investment	237,217
655,000	Tai Cheung Holdings, Ltd.	730,100

		6,723,596

	Italy—0.7%
113,408	Buzzi Unicem SpA	2,322,050
66,455	SOL SpA	844,688

		3,166,738

	Japan—1.6%
110,200	Ebara Corp.	3,106,329
30,800	Konishi Co., Ltd.	446,341
83,600	NGK Spark Plug Co., Ltd.	1,551,379
67,300	Shizuoka Gas Co., Ltd.	511,355
227,400	Zeon Corp.	2,301,016

		7,916,420

	Netherlands—6.5%
58,500	Heineken Holding NV	5,865,830
37,400	Heineken NV	3,950,855
361,505	Royal Dutch Shell plc, Class A	11,357,538
179,337	Unilever NV, CVA	10,426,874

		31,601,097

	Singapore—4.4%
657,813	DBS Group Holdings, Ltd.	12,252,951
488,670	United Overseas Bank, Ltd.	9,087,927

		21,340,878

Shares		Value*

	South Korea—5.2%
158,873	Chokwang Paint, Ltd.	$957,353
132,823	Hankook Tire Worldwide Co., Ltd.	1,819,573
17,345	Hyundai Mobis Co., Ltd.	3,186,003
56,125	Hyundai Motor Co.	5,908,675
37,361	Kangnam Jevisco Co., Ltd	893,623
211,700	Kia Motors Corp.	6,592,895
70,860	LG Corp.	4,838,032
13,800	Samchully Co., Ltd.	1,146,454

		25,342,608

	Switzerland—12.4%
17,047	Coltene Holding AG	1,651,808
156,100	Nestle SA, Registered	14,874,877
143,704	Novartis AG, Registered	13,820,634
5,015	Phoenix Mecano AG	2,439,771
56,300	Roche Holding AG	15,509,494
665	Tamedia AG	67,441
36,764	Zurich Insurance Group AG	12,167,300

		60,531,325

	Thailand—1.6%
1,220,100	Bangkok Bank Public Co., Ltd., NVDR	7,958,428

	United Kingdom—17.9%
290,055	Babcock International Group plc	1,865,214
1,165,123	BAE Systems plc	7,323,864
662,895	CNH Industrial NV	6,746,629
238,503	Daily Mail & General Trust plc, Class A(a)	2,006,094
352,603	Diageo plc	14,417,839
2,477,190	G4S plc	5,923,203
483,725	GlaxoSmithKline plc	10,064,919
1,090,626	HSBC Holdings plc	8,857,970
73,462	Imperial Brands plc	2,512,295
934,650	Inchcape plc	6,954,187
722,985	Lookers plc	951,507
1,292,153	Standard Chartered plc	9,955,958
1,656,123	Vertu Motors plc	760,160
835,525	WPP plc	8,827,433

		87,167,272

	United States—9.9%
7,345	AutoZone Inc.(a)	7,522,161
100,100	Avnet, Inc.	4,341,337
212,500	Cisco Systems, Inc.	11,472,875
29,399	ConocoPhillips	1,962,089
70,900	Halliburton Co.	2,077,370
78,600	Johnson & Johnson	10,987,494
36,100	MasterCard, Inc., Class A	8,499,745
14,700	Phillips 66	1,398,999

		48,262,070

	TOTAL COMMON STOCKS (Cost $347,968,632)	415,941,632

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2019

Shares		Value*

	PREFERRED STOCKS—0.7%

	Chile—0.6%
940,000	Embotelladora Andina SA	$3,039,054

	Germany—0.1%
648	KSB AG	204,458

	TOTAL PREFERRED STOCKS (Cost $3,051,153)	3,243,512

Shares		Value*

	REGISTERED INVESTMENT COMPANY—13.5%
65,817,693	Dreyfus Government Securities Cash Management – Institutional Shares 2.27%(b) (Cost $65,817,693)	65,817,693

INVESTMENTS IN SECURITIES (Cost $416,837,478)	99.5%	485,002,837

OTHER ASSETS AND LIABILITIES (Net)	0.5	2,294,973

NET ASSETS	100.0%	$487,297,810

*		See Note 2 in Notes to Financial Statements.
(a)		Non-income producing security.
(b)		Rate disclosed is the 7-day yield at March 31, 2019.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

Sector Diversification

March 31, 2019 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:

Capital Goods	11.1%
Pharmaceuticals, Biotechnology & Life Sciences	10.3
Banks	9.9
Insurance	7.9
Energy	6.3
Beverage	5.3
Food	5.2
Software & Services	5.2
Automobiles & Components	4.5
Media	4.5
Retailing	3.3
Technology Hardware & Equipment	2.9
Commercial Services & Supplies	1.6
Materials	1.6
Transportation	1.0
Household & Personal Products	1.0
Real Estate	1.0
Electronic Equipment & Instruments	0.9
Tobacco	0.5
Diversified Financials	0.4
Utilities	0.3
Health Care Equipment & Services	0.3
Consumer Services	0.3

Total Common Stocks	85.3
Preferred Stocks	0.7
Registered Investment Company	13.5
Other Assets and Liabilities (Net)	0.5

Net Assets	100.0%

Portfolio Composition

March 31, 2019 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Value Fund

Portfolio Highlights as of March 31, 2019 (Unaudited)

Hypothetical Illustration of $10,000 Invested in Tweedy, Browne

Value Fund vs. the MSCI World Index (Hedged to US$)

and S&P 500/MSCI World Index (Hedged to US$)

12/8/93 through 3/31/19

Average Annual Total Returns – For Periods Ended March 31, 2019

	Tweedy, Browne Value Fund	MSCI World Index (Hedged to US$)	S&P 500/MSCI World Index (Hedged to US$)
1 Year	5.41%	7.58%	7.58%
5 Years	4.72	8.76	8.76
10 Years	11.11	12.85	12.85
Since Inception (12/8/93)	8.21	7.53	8.33
Total Annual Fund Operating Expense Ratio as of 3/31/18, as disclosed in Fund’s most recent prospectus: 1.38% (gross), 1.37% (net).*†
Total Annual Fund Operating Expense Ratio as of 3/31/19: 1.38% (gross), 1.37% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

* The expense ratio has been restated to reflect decreases in the Fund’s custody fees effective August 1, 2017.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2020, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Global Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The MSCI World Index (Hedged to US$) accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is December 8, 1993. Prior to 2004, information with respect to the MSCI World indexes used was available at month end only; therefore the closest month end to the Fund’s inception date, November 30, 1993, was used.

The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks. The index is generally considered representative of U.S. large capitalization stocks. The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities).

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2019

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the results of the MSCI World Index (Hedged to US$) and the S&P 500/MSCI World Index (Hedged to US$). The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 and the MSCI World Index (Hedged to US$), linked together by the Investment Adviser, and represents the performance of the S&P 500 for the periods 12/8/93 – 12/31/06, and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities). Although we believe this comparison may be useful, the historical results of the S&P 500 and the MSCI World Index (hedged to US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University

Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2019

Shares		Value*

	COMMON STOCKS—91.7%

	Chile—2.3%
846,500	Antofagasta plc	$10,655,291

	China—2.8%
49,610	Baidu Inc., Sponsored ADR(a)	8,178,209
78,309	Sina Corp.(a)	4,639,025

		12,817,234

	France—7.2%
1,169,955	Bollore SA	5,291,524
360,300	CNP Assurances	7,937,531
146,155	Tarkett SA	3,141,071
292,395	Total SA	16,258,211

		32,628,337

	Germany—4.5%
135,094	Axel Springer SE	6,983,828
84,400	Henkel AG & Co., KGaA	8,031,642
22,070	Muenchener Rueckversicherungs AG	5,228,860

		20,244,330

	Hong Kong—0.6%
906,000	Hang Lung Group, Ltd.	2,908,452

	Japan—1.0%
87,000	Honda Motor Co., Ltd.	2,354,113
228,400	Zeon Corp.	2,311,135

		4,665,248

	Netherlands—10.3%
230,702	Heineken Holding NV	23,132,630
408,739	Royal Dutch Shell plc, Class A	12,841,506
183,946	Unilever NV, ADR	10,722,212

		46,696,348

	Singapore—2.3%
550,917	United Overseas Bank, Ltd.	10,245,551

	South Korea—2.1%
83,000	Chokwang Paint, Ltd.	500,150
47,119	Hyundai Motor Co.	4,960,550
56,800	LG Corp.	3,878,072

		9,338,772

	Switzerland—11.7%
156,851	Nestle SA, Registered, Sponsored ADR	14,951,037
143,657	Novartis AG, Registered	13,816,114
55,730	Roche Holding AG	15,352,471
27,192	Zurich Insurance Group AG	8,999,381

		53,119,003

	United Kingdom—11.6%
1,072,680	BAE Systems plc	6,742,776
494,540	CNH Industrial NV	5,033,192
105,186	Diageo plc, Sponsored ADR	17,209,481
343,309	GlaxoSmithKline plc	7,143,268
282,425	Inchcape plc	2,101,360
1,201,165	Standard Chartered plc	9,254,901
91,190	Unilever plc, Sponsored ADR	5,263,487

		52,748,465

Shares		Value*

	United States—35.3%
46,230	3M Co.	$9,605,669
6,150	Alphabet Inc., Class A(a)	7,237,874
6,166	Alphabet Inc., Class C(a)	7,234,630
10,150	AutoZone Inc.(a)	10,394,818
283,089	Bank of New York Mellon Corp./The	14,276,178
80	Berkshire Hathaway Inc., Class A(a)	24,097,200
207,499	Cisco Systems, Inc.	11,202,871
140,841	Comcast Corp., Class A	5,630,823
126,121	ConocoPhillips	8,417,316
7,420	Goldman Sachs Group Inc./The	1,424,566
100,063	Johnson & Johnson	13,987,807
65,205	MasterCard, Inc., Class A	15,352,517
488,706	MRC Global, Inc.(a)	8,542,581
36,818	National Western Life Insurance Co., Class A	9,663,621
263,163	Wells Fargo & Co.	12,716,036

		159,784,507

	TOTAL COMMON STOCKS (Cost $213,062,346)	415,851,538

	REGISTERED INVESTMENT COMPANY—4.1%
18,663,779	Dreyfus Government Securities Cash Management – Institutional Shares 2.27%(b) (Cost $18,663,779)	18,663,779

Face Value

	U.S. TREASURY BILL—3.1%
$14,000,000	2.556%(c), due 06/06/2019(d) (Cost $13,936,090)	13,939,427

INVESTMENTS IN SECURITIES (Cost $245,662,215)	98.9%	448,454,744

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	0.7	3,166,400

OTHER ASSETS AND LIABILITIES (Net)	0.4	1,653,564

NET ASSETS	100.0%	$453,274,708

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Rate disclosed is the 7-day yield at March 31, 2019.
(c)	Rate represents annualized yield at date of purchase.
(d)	This security has been segregated to cover certain open forward contracts. At March 31, 2019, liquid assets totaling $13,939,427 have been segregated to cover such open forward contracts.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Sector Diversification

March 31, 2019 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:

Insurance	12.3%
Pharmaceuticals, Biotechnology & Life Sciences	11.0
Software & Services	9.4
Beverage	8.9
Energy	8.3
Capital Goods	8.2
Banks	7.0
Food	6.8
Diversified Financials	3.5
Materials	3.0
Media	2.8
Retailing	2.8
Technology Hardware & Equipment	2.5
Household & Personal Products	1.8
Automobiles & Components	1.6
Transportation	1.2
Real Estate	0.6

Total Common Stocks	91.7
Registered Investment Company	4.1
U.S. Treasury Bill	3.1
Unrealized Appreciation on Forward Contracts	0.7
Other Assets and Liabilities (Net)	0.4

Net Assets	100.0%

Portfolio Composition

March 31, 2019 (Unaudited)

Schedule of Forward Exchange Contracts

March 31, 2019

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/19*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
23,000,000	Chinese Yuan	JPM	4/1/19	$3,411,704	$3,422,283	$10,579
4,000,000,000	South Korean Won	SSB	12/23/19	3,544,528	3,556,787	12,259

TOTAL				$6,956,232	$6,979,070	$22,838

FORWARD EXCHANGE CONTRACTS TO SELL(a)
23,000,000	Chinese Yuan	JPM	4/1/19	$(3,569,212)	$(3,422,283)	$146,929
16,500,000	Chinese Yuan	SSB	10/15/19	(2,369,158)	(2,452,372)	(83,214)
13,000,000	Chinese Yuan	SSB	12/23/19	(1,882,694)	(1,930,464)	(47,770)
35,000,000	Chinese Yuan	BNY	3/13/20	(5,197,351)	(5,192,016)	5,335
23,000,000	Chinese Yuan	JPM	4/3/20	(3,399,048)	(3,410,877)	(11,829)
14,000,000	European Union Euro	BNY	5/3/19	(17,495,800)	(15,765,316)	1,730,484
4,500,000	European Union Euro	JPM	7/15/19	(5,447,178)	(5,098,387)	348,791
2,500,000	European Union Euro	NTC	10/15/19	(2,979,025)	(2,853,666)	125,359
4,000,000	European Union Euro	NTC	12/23/19	(4,690,260)	(4,591,038)	99,222
26,500,000	European Union Euro	NTC	3/23/20	(30,954,120)	(30,653,202)	300,918
11,000,000	Great Britain Pound Sterling	JPM	6/28/19	(14,138,960)	(14,397,803)	(258,843)
4,500,000	Great Britain Pound Sterling	NTC	7/15/19	(6,067,800)	(5,894,658)	173,142
3,000,000	Great Britain Pound Sterling	BNY	8/27/19	(3,924,900)	(3,937,631)	(12,731)
2,200,000	Great Britain Pound Sterling	SSB	12/23/19	(2,826,910)	(2,902,656)	(75,746)
4,097,542	Great Britain Pound Sterling	SSB	3/10/20	(5,500,000)	(5,424,534)	75,466
160,000,000	Japanese Yen	SSB	6/26/20	(1,508,011)	(1,496,912)	11,099
122,000,000	Japanese Yen	JPM	8/14/20	(1,155,467)	(1,145,454)	10,013
4,300,000	Singapore Dollar	SSB	8/27/19	(3,174,767)	(3,183,544)	(8,777)
9,000,000	Singapore Dollar	SSB	1/3/20	(6,623,491)	(6,678,528)	(55,037)
6,600,000,000	South Korean Won	SSB	12/23/19	(5,975,555)	(5,868,699)	106,856
6,000,000,000	South Korean Won	JPM	2/24/20	(5,390,109)	(5,348,185)	41,924
1,500,000	Swiss Franc	BNY	8/27/19	(1,571,668)	(1,527,416)	44,252
6,000,000	Swiss Franc	NTC	10/15/19	(6,289,968)	(6,137,137)	152,831
3,800,000	Swiss Franc	BNY	11/18/19	(3,923,188)	(3,898,848)	24,340

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

March 31, 2019

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/19*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
8,000,000	Swiss Franc	JPM	11/29/19	$(8,349,423)	$(8,216,304)	$133,119
11,500,000	Swiss Franc	BNY	12/23/19	(12,004,175)	(11,836,746)	167,429

TOTAL				$(166,408,238)	$(163,264,676)	$3,143,562

Unrealized Appreciation on Forward Contracts (Net)						$3,166,400

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Worldwide High Dividend Yield Value Fund

Portfolio Highlights as of March 31, 2019 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Worldwide High Dividend Yield Value Fund vs.

MSCI World Index (in US$) and MSCI World High Dividend Yield Index (in US$)

9/5/07 through 3/31/19

Average Annual Total Returns – For Periods Ended March 31, 2019

	Tweedy, Browne Worldwide High Dividend Yield Value Fund	MSCI World Index (in US$)	MSCI World High Dividend Yield Index (in US$)
1 Year	2.44%	4.01%	5.31%
5 Years	3.19	6.78	4.96
10 Years	9.86	12.38	12.16
Since Inception (9/5/07)	4.22	4.80	3.62
Total Annual Fund Operating Expense Ratio as of 3/31/18, as disclosed in Fund’s most recent prospectus: 1.38% (gross), 1.37% (net).*†
Total Annual Fund Operating Expense Ratios as of 3/31/19: 1.41% (gross), 1.38% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

* The expense ratio has been restated to reflect decreases in the Fund’s custody fees effective August 1, 2017.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 14 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2020, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Global Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of the MSCI World Index for a U.S. dollar investor. The MSCI World High Dividend Yield Index reflects the performance of equities in the MSCI World Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MSCI World High Dividend Yield Index (in US$) reflects the return of the MSCI World High Dividend Yield Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2019

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the results of the MSCI World Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI World Index (in US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing

Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2019

Shares		Value*

	COMMON STOCKS—91.0%

	France—19.8%
62,157	Cie Generale des Etablissements Michelin	$7,356,188
169,500	CNP Assurances	3,734,143
53,135	Safran SA	7,293,765
175,605	SCOR SE	7,484,887
82,235	Tarkett SA	1,767,343
127,903	Total SA	7,111,866

		34,748,192

	Germany—9.1%
100,109	Axel Springer SE	5,175,242
27,960	BASF SE	2,057,309
11,335	Muenchener Rueckversicherungs AG	2,685,506
56,600	Siemens AG	6,097,311

		16,015,368

	Hong Kong—0.8%
407,000	Hang Lung Group, Ltd.	1,306,556

	Netherlands—4.1%
229,269	Royal Dutch Shell plc, Class A	7,203,030

	Singapore—6.2%
263,700	DBS Group Holdings, Ltd.	4,911,887
318,400	United Overseas Bank, Ltd.	5,921,370

		10,833,257

	Switzerland—17.1%
100,580	Nestle SA, Registered	9,584,339
58,890	Novartis AG, Registered	5,663,705
25,770	Roche Holding AG	7,099,106
23,142	Zurich Insurance Group AG	7,659,005

		30,006,155

	Thailand—1.4%
386,200	Bangkok Bank Public Co., Ltd., NVDR	2,519,092

Shares		Value*

	United Kingdom—14.7%
275,675	Babcock International Group plc	$1,772,743
582,870	BAE Systems plc	3,663,871
212,210	Diageo plc	8,677,208
303,937	GlaxoSmithKline plc	6,324,050
460,549	HSBC Holdings plc	3,740,539
228,905	Inchcape plc	1,703,149

		25,881,560

	United States—17.8%
34,325	Carnival Corp.	1,740,964
114,291	Cisco Systems, Inc.	6,170,571
51,990	Johnson & Johnson	7,267,682
141,090	Verizon Communications, Inc.	8,342,652
160,116	Wells Fargo & Co.	7,736,805

		31,258,674

	TOTAL COMMON STOCKS (Cost $107,113,173)	159,771,884

	REGISTERED INVESTMENT COMPANY—8.3%
14,660,155	Dreyfus Government Securities Cash Management – Institutional Shares 2.27%(a) (Cost $14,660,155)	14,660,155

INVESTMENTS IN SECURITIES (Cost $121,773,328)	99.3%	174,432,039

OTHER ASSETS AND LIABILITIES (Net)	0.7	1,175,745

NET ASSETS	100.0%	$175,607,784

*	See Note 2 in Notes to Financial Statements.
(a)	Rate disclosed is the 7-day yield at March 31, 2019.

Abbreviations:
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Sector Diversification

March 31, 2019 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:

Pharmaceuticals, Biotechnology & Life Sciences	15.0%
Banks	14.1
Insurance	12.3
Capital Goods	10.7
Energy	8.2
Food	5.5
Beverage	4.9
Telecommunication Services	4.8
Automobiles & Components	4.2
Technology Hardware & Equipment	3.5
Media	2.9
Materials	1.2
Commercial Services & Supplies	1.0
Consumer Services	1.0
Retailing	1.0
Real Estate	0.7

Total Common Stocks	91.0
Registered Investment Company	8.3
Other Assets and Liabilities (Net)	0.7

Net Assets	100.0%

Portfolio Composition

March 31, 2019 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Assets and Liabilities

March 31, 2019

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments in securities, at cost(a)	$5,687,299,501	$416,837,478	$245,662,215	$121,773,328

Investments in securities of unaffiliated issuers, at value (Note 2)	$8,240,374,883	$485,002,837	$448,454,744	$174,432,039
Investments in securities of affiliated issuers, at value (Note 4)	93,710,269	—	—	—
Cash segregated as collateral	—	—	30,000	—
Dividends and interest receivable	23,847,169	1,428,320	905,628	339,717
Recoverable foreign withholding taxes	34,558,937	1,479,949	1,226,429	1,092,808
Receivable for Fund shares sold	11,106,896	292,788	21,179	55,516
Unrealized appreciation of forward exchange contracts (Note 2)	133,859,781	—	3,720,347	—
Prepaid expense	60,066	2,524	3,326	1,655

Total Assets	$8,537,518,001	$488,206,418	$454,361,653	$175,921,735

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$ 17,598,541	$ —	$ 553,947	$ —
Payable for Fund shares redeemed	14,411,814	493,460	117,854	137,229
Investment advisory fee payable (Note 3)	5,780,850	328,632	306,622	119,529
Shareholder servicing and administration fees payable (Note 3)	104,171	4,463	5,727	2,739
Directors fees payable	1,137	113	2,230	11
Due to custodian	109	236	—	—
Accrued expenses and other payables	1,921,571	81,704	100,565	54,443

Total Liabilities	39,818,193	908,608	1,086,945	313,951

NET ASSETS	$8,497,699,808	$487,297,810	$453,274,708	$175,607,784

NET ASSETS consist of
Paid-in capital	5,781,802,463	424,192,476	247,810,340	119,286,385
Total distributable earnings	2,715,897,345	63,105,334	205,464,368	56,321,399

Net Assets	8,497,699,808	$487,297,810	$453,274,708	$175,607,784

CAPITAL STOCK (common stock outstanding)	315,837,720	32,263,508	23,101,900	20,629,499

NET ASSET VALUE, offering and redemption price per share(b)	$ 26.91	$ 15.10	$ 19.62	$ 8.51

(a)

Includes investments in securities of affiliated issuers for Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $38,072,759, $0, $0 and $0, respectively (Note 4).

(b)

Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund charge a redemption fee equal to 2% of the redemption proceeds on redemptions made less than 15 days after purchase. Application of the redemption fee would have the effect of reducing the redemption price per share.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Operations

For the Year Ended March 31, 2019

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends(a)	$277,057,103	$12,690,482	$11,601,920	$8,319,038
Less foreign withholding taxes	(27,385,168)	(1,288,805)	(958,331)	(649,172)
Interest	15,141,924	1,064,103	723,839	336,893

Total Investment Income	264,813,859	12,465,780	11,367,428	8,006,759

EXPENSES
Investment advisory fee (Note 3)	114,598,529	5,438,421	6,119,893	2,760,551
Transfer agent fees (Note 3)	3,446,568	80,529	199,816	110,301
Fund administration and accounting fees (Note 3)	1,882,153	91,928	103,104	48,010
Custodian fees (Note 3)	1,776,096	86,477	61,871	39,464
Directors’ fees and expenses (Note 3)	725,268	32,863	40,655	17,438
Legal and audit fees	549,378	36,876	53,808	20,870
Shareholder servicing and administration fees (Note 3)	423,130	18,629	23,493	9,752
Other	967,766	92,649	85,573	61,339

Total expenses before waivers	124,368,888	5,878,372	6,688,213	3,067,725

Investment advisory fees waived and/or expenses reimbursed (Note 3)	—	(675)	(32,071)	(60,380)

Net Expenses	124,368,888	5,877,697	6,656,142	3,007,345

NET INVESTMENT INCOME	140,444,971	6,588,083	4,711,286	4,999,414

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities(a)	189,322,438	2,036,045	47,164,962	21,905,083
Forward exchange contracts	146,900,541	—	6,907,667	—
Foreign currencies and net other assets	(1,987,599)	(92,096)	(126,222)	(72,228)

Net realized gain	334,235,380	1,943,949	53,946,407	21,832,855

Net unrealized appreciation (depreciation) of:
Securities(b)(c)	(526,456,181)	(16,199,075)	(43,386,020)	(22,897,504)
Forward exchange contracts	311,656,999	—	9,363,366	—
Foreign currencies and net other assets	(2,109,883)	(91,688)	(75,646)	(72,310)

Net change in unrealized appreciation (depreciation)	(216,909,065)	(16,290,763)	(34,098,300)	(22,969,814)

NET REALIZED AND UNREALIZED GAIN (LOSS)	117,326,315	(14,346,814)	19,848,107	(1,136,959)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$257,771,286	$(7,758,731)	$24,559,393	$3,862,455

(a)	Dividend income and net realized gain on securities from affiliated issuers for Global Value Fund were $2,277,444 and $614,977, respectively (Note 4).
(b)	Net of decrease in accrued foreign capital gain taxes of $3,990,404, $210,413, $0 and $92,760, respectively.
(c)	Net unrealized depreciation from affiliated issuers for Global Value Fund was $18,127,766 (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Global Value Fund		Global Value Fund II – Currency Unhedged
	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2019	Year Ended 3/31/2018
INVESTMENT ACTIVITIES:

Net investment income	$140,444,971	$91,684,840	$6,588,083	$3,478,022

Net realized gain	334,235,380	132,601,555	1,943,949	8,661,855

Net change in unrealized appreciation (depreciation)	(216,909,065)	344,315,312	(16,290,763)	29,664,756

Net increase (decrease) in net assets resulting from operations	257,771,286	568,601,707	(7,758,731)	41,804,633

DISTRIBUTIONS:

Distributions to shareholders(a)	(528,528,903)	(147,630,118)	(5,497,329)	(4,606,757)

CAPITAL STOCK TRANSACTIONS:

Net increase (decrease) in net assets from Fund share transactions (Note 5)	(904,058,189)	(328,420,392)	122,356,560	(12,619,381)

Redemption fees	243,733	50,243	5	678

Net increase (decrease) in net assets	(1,174,572,073)	92,601,440	109,100,505	24,579,173

NET ASSETS:

Beginning of year	9,672,271,881	9,579,670,441	378,197,305	353,618,132

End of year	$8,497,699,808	$9,672,271,881	$487,297,810	$378,197,305

(a)

Prior period distributions from net investment income and net realized gain have been reclassified to distributions to shareholders to reflect amendments to Regulation S-X and to conform to the current year presentation (see Note 11 in the Notes to Financial Statements). For the year ended March 31, 2018, Global Value Fund distributed $111,972,219 from net investment income and $35,657,899 from net realized gain on investments and Global Value Fund II – Currency Unhedged distributed $4,606,757 from net investment income.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2019	Year Ended 3/31/2018
INVESTMENT ACTIVITIES:

Net investment income	$4,711,286	$3,542,044	$4,999,414	$4,637,595

Net realized gain	53,946,407	30,486,826	21,832,855	21,292,346

Net change in unrealized appreciation (depreciation)	(34,098,300)	14,572,434	(22,969,814)	13,906,184

Net increase in net assets resulting from operations	24,559,393	48,601,304	3,862,455	39,836,125

DISTRIBUTIONS:

Distributions to shareholders(a)	(84,198,299)	(9,054,373)	(34,258,778)	(14,730,025)

CAPITAL STOCK TRANSACTIONS:

Net decrease in net assets from Fund share transactions (Note 5)	(21,105,015)	(82,260,162)	(60,638,186)	(54,571,348)

Redemption fees	—	—	—	355

Net decrease in net assets	(80,743,921)	(42,713,231)	(91,034,509)	(29,464,893)

NET ASSETS:

Beginning of year	534,018,629	576,731,860	266,642,293	296,107,186

End of year	$453,274,708	$534,018,629	$175,607,784	$266,642,293

(a)

Prior period distributions from net investment income and net realized gain have been reclassified to distributions to shareholders to reflect amendments to Regulation S-X and to conform to the current year presentation (see Note 11 in the Notes to Financial Statements). For the year ended March 31, 2018, Value Fund distributed $4,466,740 from net investment income and $4,587,633 from net realized gain on investments and Worldwide High Dividend Yield Value Fund distributed $5,267,715 from net investment income and $9,462,310 from net realized gain on investments.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Global Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15

Net asset value, beginning of year	$27.89	$26.74	$23.89	$26.97	$26.98

Income from investment operations:
Net investment income	0.45	0.25	0.32	0.22	0.24
Net realized and unrealized gain (loss) on investments	0.25	1.31	3.32	(2.09)	0.74

Total from investment operations	0.70	1.56	3.64	(1.87)	0.98

Distributions:
Dividends from net investment income	(0.39)	(0.31)	(0.29)	(0.21)	(0.33)
Distributions from net realized gains	(1.29)	(0.10)	(0.50)	(1.00)	(0.66)

Total distributions	(1.68)	(0.41)	(0.79)	(1.21)	(0.99)

Redemption fees(a)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$26.91	$27.89	$26.74	$23.89	$26.97

Total return(b)	3.11%	5.82%	15.49%	(7.08)%	3.69	%(c)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$8,497,700	$9,672,272	$9,579,670	$8,718,479	$9,603,856
Ratio of operating expenses to average net assets	1.36%	1.36%	1.38%	1.37%	1.36%
Ratio of net investment income to average net assets	1.53%	0.91%	1.25%	0.83%	0.94%
Portfolio turnover rate	6%	5%	3%	1%	8%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

Tweedy, Browne Global Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each year.

	Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15

Net asset value, beginning of year	$15.61	$14.10	$12.88	$14.02	$14.90

Income from investment operations:
Net investment income	0.22	0.14	0.21	0.17	0.15
Net realized and unrealized gain (loss) on investments	(0.54)	1.56	1.21	(1.12)	(0.84)

Total from investment operations	(0.32)	1.70	1.42	(0.95)	(0.69)

Distributions:
Dividends from net investment income	(0.19)	(0.19)	(0.20)	(0.19)	(0.19)

Redemption fees(a)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$15.10	$15.61	$14.10	$12.88	$14.02

Total return(b)	(1.91)%	12.08%	11.17%	(6.79)%	(4.72	)%(c)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$487,298	$378,197	$353,618	$341,727	$447,103
Ratio of operating expenses to average net assets	1.35%	1.36%	1.40%	1.38%	1.37%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers/reimbursements of expenses	1.35%	1.37%	1.40%	1.38%	1.36%
Ratio of net investment income to average net assets	1.51%	0.93%	1.51%	1.12%	1.00%
Portfolio turnover rate	2%	6%	4%	14%	9%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15

Net asset value, beginning of year	$23.20	$21.78	$19.51	$22.14	$23.21

Income from investment operations:
Net investment income	0.24	0.16	0.20	0.20	0.24
Net realized and unrealized gain (loss) on investments	0.54	1.64	2.99	(1.97)	0.47

Total from investment operations	0.78	1.80	3.19	(1.77)	0.71

Distributions:
Dividends from net investment income	(0.24)	(0.19)	(0.19)	(0.21)	(0.26)
Distributions from net realized gains	(4.12)	(0.19)	(0.73)	(0.65)	(1.52)

Total distributions	(4.36)	(0.38)	(0.92)	(0.86)	(1.78)

Net asset value, end of year	$19.62	$23.20	$21.78	$19.51	$22.14

Total return(a)	5.41%	8.19%	16.57%	(8.09)%	3.08%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$453,275	$534,019	$576,732	$506,152	$619,158
Ratio of operating expenses to average net assets	1.36%	1.36%	1.38%	1.37%	1.36%
Ratio of operating expenses to average net assets excluding waivers and/or reimbursements of expenses	1.37%	1.37%	1.38%	1.37%	1.36%
Ratio of net investment income to average net assets	0.96%	0.61%	0.97%	0.91%	0.98%
Portfolio turnover rate	9%	6%	8%	7%	6%

(a)	Total return represents aggregate total return for the periods indicated.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/19		Year Ended 3/31/18		Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15

Net asset value, beginning of year	$10.23		$9.47		$8.75	$10.84	$12.01

Income from investment operations:
Net investment income	0.24		0.17		0.23	0.21 (c)	0.25
Net realized and unrealized gain (loss) on investments	(0.15)		1.10		0.87	(1.15)	(0.50)

Total from investment operations	0.09		1.27		1.10	(0.94)	(0.25)

Distributions:
Dividends from net investment income	(0.26)		(0.18)		(0.23)	(0.26)	(0.25)
Distributions from net realized gains	(1.55)		(0.33)		(0.15)	(0.89)	(0.67)

Total distributions	(1.81)		(0.51)		(0.38)	(1.15)	(0.92)

Redemption fees(a)	0.00		0.00		0.00	0.00	0.00

Net asset value, end of year	$8.51		$10.23		$9.47	$8.75	$10.84

Total return(b)	2.44	%(d)	13.58	%(d)	13.04%	(9.03)%	(2.23)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$175,608		$266,642		$296,107	$334,621	$568,540
Ratio of operating expenses to average net assets	1.36%		1.36%		1.38%	1.37%	1.35%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.39%		1.37%		1.38%	1.37%	1.35%
Ratio of net investment income to average net assets	2.24%		1.54%		2.43%	2.11%	1.96%
Portfolio turnover rate	6%		5%		5%	5%	7%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)	Based on average shares outstanding.
(d)

The net asset value (NAV) disclosed in the March 31, 2018 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2018. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne Global Value Fund (“Global Value Fund”), Tweedy, Browne Global Value Fund II – Currency Unhedged (“Global Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each diversified series of the Company.

The Funds commenced operations as follows:

Global Value Fund	06/15/93

Global Value Fund II – Currency Unhedged	10/26/09

Value Fund	12/08/93

Worldwide High Dividend Yield Value Fund	09/05/07

Global Value Fund and Global Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”). Portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Investment Adviser under the direction of the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Investment Adviser concludes that fair valuation will likely result in a more accurate net asset valuation. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Company’s Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of March 31, 2019. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

Global Value Fund	Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
United Kingdom	$1,523,862,987	$1,478,547,841	$45,315,146	$—
All Other Countries	6,160,227,691	6,160,227,691	—	—
Preferred Stocks	45,240,031	45,240,031	—	—
Registered Investment Company	306,879,568	306,879,568	—	—
U.S. Treasury Bills	297,874,875	—	297,874,875	—

Total Investments in Securities	8,334,085,152	7,990,895,131	343,190,021	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	133,859,781	—	133,859,781	—
Liability
Unrealized depreciation of forward exchange contracts	(17,598,541)	—	(17,598,541)	—

Total	$8,450,346,392	$7,990,895,131	$459,451,261	$—

Global Value Fund II – Currency Unhedged	Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
United Kingdom	$87,167,272	$85,161,178	$2,006,094	$—
All Other Countries	328,774,360	328,774,360	—	—
Preferred Stocks	3,243,512	3,243,512	—	—
Registered Investment Company	65,817,693	65,817,693	—	—

Total	$485,002,837	$482,996,743	$2,006,094	$—

Value Fund	Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$415,851,538	$415,851,538	$—	$—
Registered Investment Company	18,663,779	18,663,779	—	—
U.S. Treasury Bill	13,939,427	—	13,939,427	—

Total Investments in Securities	448,454,744	434,515,317	13,939,427	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts.	3,720,347	—	3,720,347	—
Liability
Unrealized depreciation of forward exchange contracts	(553,947)	—	(553,947)	—

Total	$451,621,144	$434,515,317	$17,105,827	$—

Worldwide High Dividend Yield Value Fund	Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities	$174,432,039	$174,432,039	$—	$—

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. Global Value Fund and Value Fund enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of a Fund’s open contracts at March 31, 2019 and the value of those contracts at the time they were opened is included on the Statement of Assets and Liabilities as unrealized appreciation of forward exchange contracts (for contracts with unrealized gains) or unrealized depreciation of forward exchange contracts (for contracts with unrealized losses). A Fund may be required to post collateral with respect to certain “non-deliverable” forward exchange contracts in an unrealized loss position, and may receive collateral from the counterparty for certain non-deliverable forward exchange contracts in an unrealized gain position. Collateral is usually in the form of cash or U.S. Treasury Bills. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank, and is reported on the Statement of Assets and Liabilities as “Cash segregated as collateral.” Collateral received by a Fund is held in escrow in the Fund’s custodian bank, and is not reported on the Fund’s Statement of Assets and Liabilities, but would be disclosed in Note 8.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Global Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the hedged currency increase. In addition, the Global Value and Value Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds’ custodian applies for refunds on behalf of each Fund where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for Global Value Fund, Global Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes. Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under the Advisory Agreement with respect to Global Value Fund, Global Value Fund pays the Investment Adviser a fee at the annual rate of 1.25% on the Fund’s average daily net assets up to $10.3 billion, and 0.75% on the remaining amount, if any. Under the Advisory Agreements with respect to each of Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, each Fund pays the Investment Adviser a fee at the annual rate of 1.25% of the Fund’s average daily net assets. The fee is payable monthly, provided that each Fund makes interim payments as may be requested by the Investment Adviser of up to 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2019, the Investment Adviser earned $114,598,529, $5,438,421, $6,119,893, and $2,760,551 in fees, prior to any waivers and/or reimbursements, from Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

With respect to Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, the Investment Adviser has voluntarily agreed to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of Global Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) For the year ended March 31, 2019, the Investment Adviser waived and/or reimbursed $675, $32,071 and $60,380 in fees from Global Value Fund II, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. This arrangement will remain in place at least through July 31, 2020.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, The Bank of New York Mellon (“BNY Mellon”) or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $130,000 annually, in quarterly increments of $32,500, plus out-of-pocket expenses for their services as directors. The Lead Independent Director receives an additional annual fee of $26,000. These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon, a subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

BNY Mellon, serves as the Funds’ custodian pursuant to a custody agreement. BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ transfer agent.

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At March 31, 2019, excluding unaffiliated platforms that hold shares of the Funds via omnibus accounts, the Funds are aware of two shareholders who collectively owned 15.5% of Global Value Fund II – Currency Unhedged’s outstanding shares; three shareholders who collectively owned 25.4% of Value Fund’s outstanding shares; and two shareholders who collectively owned 22.4% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Significant transactions by these shareholders could have an impact on each respective Fund.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by Global Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the year ended March 31, 2019:

Shares Held at 3/31/18	Name of Issuer†	Value at 3/31/18	Purchase Cost	Sales Proceeds	Value at 3/31/19	Shares Held at 3/31/19	Dividend Income 4/1/18 to 3/31/19	Net Realized Gain 4/1/18 to 3/31/19	Change in Net Unrealized Depreciation 4/1/18 to 3/31/19
218,165	Coltene Holding AG*	$20,777,619	$—	$—	$21,139,595	218,165	$546,124	$—	$361,976
68,640	Phoenix Mecano AG	47,451,629	—	60,417	33,168,231	68,178	884,696	260,013	(14,222,981)
4,795,392	SOL SpA	64,873,525	—	64,726	60,542,038	4,763,086	846,624	354,964	(4,266,761)
		$133,102,773	$—	$125,143	$114,849,864		$2,277,444	$614,977	$(18,127,766)

*	As of March 31, 2019, Global Value Fund owns less than 5% of the outstanding voting shares.
†	Issuer countries: Switzerland, Switzerland and Italy, respectively.

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2019, are as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$501,280,217	$105,203,759	$38,557,277	$12,880,685
Sales	$1,330,585,968	$7,201,644	$119,031,245	$99,029,389

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Redemptions from the Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund, including exchange redemptions, made less than 15 days after purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which is retained by each Fund. Changes in shares outstanding were as follows:

	Year Ended March 31, 2019		Year Ended March 31, 2018

Global Value Fund	Shares	Amount	Shares	Amount
Sold	46,824,791	$1,284,566,669	55,082,200	$1,544,766,563
Reinvested	19,570,880	477,726,643	4,530,676	128,898,345
Redeemed	(95,475,242)	(2,613,226,967)	(71,025,934)	(2,002,085,300)
Redeemed in-kind[a]	(1,857,501)	(53,124,534)	—	—
Net Decrease	(30,937,072)	$(904,058,189)	(11,413,058)	$(328,420,392)

Global Value Fund II – Currency Unhedged	Shares	Amount	Shares	Amount
Sold	11,395,614	$173,940,727	2,906,498	$44,529,205
Reinvested	317,754	4,388,174	234,328	3,662,551
Redeemed	(3,674,742)	(55,972,341)	(4,003,414)	(60,811,137)
Net Increase (Decrease)	8,038,626	$122,356,560	(862,588)	$(12,619,381)

Value Fund	Shares	Amount	Shares	Amount
Sold	488,586	$10,443,665	1,707,343	$38,952,673
Reinvested	4,551,915	80,571,438	360,872	8,621,244
Redeemed	(4,953,319)	(112,120,118)	(5,537,036)	(129,834,079)
Net Increase (Decrease)	87,182	$(21,105,015)	(3,468,821)	$(82,260,162)

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

	Year Ended March 31, 2019		Year Ended March 31, 2018

Worldwide High Dividend Yield Value Fund	Shares	Amount	Shares	Amount
Sold	1,033,807	$9,571,380	3,091,091	$31,558,861
Reinvested	4,061,071	32,103,018	1,392,221	14,238,829
Redeemed	(10,517,843)	(102,312,584)	(9,689,617)	(100,369,038)
Net Decrease	(5,422,965)	$(60,638,186)	(5,206,305)	$(54,571,348)

[a]

During the year ended March 31, 2019, one shareholder of the Fund was permitted to redeem shares in-kind. As a result, the Fund realized a net gain of $26,661,232 for financial reporting purposes, but not for tax purposes.

6. Income Tax Information

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2019 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$155,690,685	$5,497,329	$9,442,999	$5,634,752
Long-term capital gain	372,838,218	—	74,755,300	28,624,026
Total Distributions	$528,528,903	$5,497,329	$84,198,299	$34,258,778

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2018 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$127,045,263	$4,606,757	$5,456,703	$7,303,545
Long-term capital gain	20,584,855	—	3,597,670	7,426,480
Total Distributions	$147,630,118	$4,606,757	$9,054,373	$14,730,025

As of March 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$33,283,198	$1,736,384	$2,973,587	$666,925
Undistributed long-term capital gain	36,717,259	—	—	3,100,331
Unrealized appreciation/ (depreciation)	2,645,896,888	67,527,772	202,714,746	52,568,812
Accumulated capital and other losses	—	(6,157,470)	—	—
Total	$2,715,897,345	$63,106,686	$205,688,333	$56,336,068

The Funds may have temporary or permanent book/tax differences. The temporary differences are due to capital loss carryforwards, mark-to-market on forward contracts, and mark-to-market on passive foreign investment companies. Temporary differences will reverse at some time in the future. Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2019, permanent book and tax basis differences resulting primarily from gains from shareholder redemptions in-kind and the utilization of equalization were identified and reclassified among the components of each Fund’s net assets as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Distributable earnings	$(37,390,554)	$ —	$(4,817,643)	$(3,262,819)
Paid-in capital	37,390,554	—	4,817,643	3,262,819

Results of operations and net assets were not affected by these reclassifications.

As of March 31, 2019, Global Value Fund II – Currency Unhedged had short-term capital loss carryforward of $6,157,470, which under current federal income tax rules may be available to reduce future net realized gains on investments in any future period to the extent permitted by the Code. Utilization of these capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. During the year ended March 31, 2019, Global Value Fund and Global Value Fund II – Currency Unhedged utilized $134,140,501 and $2,036,052, respectively, in capital loss carry forwards.

Net capital and foreign currency losses incurred after October 31 and certain ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

March 31, 2019, the Funds deferred to April 1, 2019 late year capital and ordinary losses of:

	Late Year Capital Losses	Late Year Ordinary Losses
Global Value Fund	$—	$—
Global Value Fund II – Currency Unhedged	—	—
Value Fund	223,965	—
Worldwide High Dividend Yield Value Fund	—	—

As of March 31, 2019, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes was as follows:

Global Value Fund	$5,690,755,731
Global Value Fund II – Currency Unhedged	$417,431,335
Value Fund	$245,662,226
Worldwide High Dividend Yield Value Fund	$121,842,932

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at March 31, 2019 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation
Global Value Fund	$3,058,306,812	$(412,409,924)	$2,645,896,888
Global Value Fund II – Currency Unhedged	97,557,801	(30,030,029)	67,527,772
Value Fund	210,482,169	(7,767,423)	202,714,746
Worldwide High Dividend Yield Value Fund	54,117,497	(1,548,685)	52,568,812

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, seizure, political and social instability and diplomatic developments.

8. Derivative Instruments

During the year ended March 31, 2019, Global Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. The primary underlying risk exposure for these derivatives is foreign currency risk. Global

Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at March 31, 2019, see the Portfolio of Investments.

The following summarizes the volume of the Global Value and Value Funds’ forward foreign currency exchange contract activity during the year ended March 31, 2019:

	Global Value Fund	Value Fund
Average Notional Amount	$(5,046,922,935)	$(171,606,386)
Notional Amount at March 31, 2019	$(4,711,534,231)	$(159,452,006)

The following table presents the value of derivatives held as of March 31, 2019, by their respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities

Derivative	Assets Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$133,859,781	$3,720,347

Derivative	Liabilities Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$17,598,541	$553,947

The following table presents the effect of derivatives on the Statements of Operations for the year ended March 31, 2019:

Statement of Operations

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$146,900,541	$6,907,667

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$311,656,999	$9,363,366

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statement of Assets and Liabilities.

The following table presents derivative assets net of amounts available for offset under a master netting agreement

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

and any related collateral received by the Fund for forward currency contracts as of March 31, 2019:

Counterparty	Derivative Assets – Gross(a)	Derivative Available for Offset	Collateral Received	Derivative Assets – Net(b)
Global Value Fund
BNY	$45,591,952	$652,979	$ —	$44,938,973
JPM	11,022,690	5,716,488	820,000	4,486,202
NTC	36,687,200	5,547,178	—	31,140,022
SSB	40,557,939	5,681,896	2,322,938	32,553,105
Total	$133,859,781	$17,598,541	$3,142,938	$113,118,302

Value Fund
BNY	$1,971,840	$12,731	$ —	$1,959,109
JPM	691,355	270,672	—	420,683
NTC	851,472	—	—	851,472
SSB	205,680	205,680	—	—
Total	$3,720,347	$489,083	$ —	$3,231,264

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement and any related collateral posted by the Fund for forward currency contracts as of March 31, 2019:

Counterparty	Derivative Liabilities – Gross(a)	Derivative Available for Offset	Collateral Posted	Derivative Liabilities – Net(c)
Global Value Fund
BNY	$652,979	$652,979	$ —	$ —
JPM	5,716,488	5,716,488	—	—
NTC	5,547,178	5,547,178	—	—
SSB	5,681,896	5,681,896	—	—
Total	$17,598,541	$17,598,541	$ —	$ —

Value Fund
BNY	$12,731	$12,731	$ —	$ —
JPM	270,672	270,672	—	—
NTC	—	—	—	—
SSB	270,544	205,680	—	64,864
Total	$553,947	$489,083	$ —	$64,864

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default.
(c)	Net amount represents the net payable due to counterparty in the event of default.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

9. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

10. Litigation

Certain holders of notes issued by Tribune Company initiated litigation against Value Fund and thousands of other public shareholders, seeking to recover payments made to Tribune Company shareholders in connection with the 2007 leveraged buyout of Tribune Company. A litigation trust arising out of the Tribune Company bankruptcy proceeding also initiated claims against a substantially similar group of public shareholders, including Value Fund. The claims were pursued in a consolidated multidistrict litigation format. Value Fund tendered its shares in a tender offer from Tribune Company and received proceeds of approximately $3.4 million (the “Transfers”). The plaintiffs’ claims allege that the shareholder payments were made in violation of various laws prohibiting constructive and/or actual fraudulent transfers. The complaints allege no misconduct by Value Fund or any member of the putative defendant class.

The Value Fund entered into a settlement agreement with the aforementioned plaintiffs, pursuant to which it paid approximately $1.2 million to settle all claims against it arising from its receipt of the Transfers. The settlement was effective as of May 3, 2018 and resolved the matter in full. The settlement payment was recorded by the Value Fund as a realized loss on May 3, 2018.

11. New Accounting Pronouncements

In August 2018, the SEC issued the Disclosure Update and Simplification Rule, which includes amendments that are intended to eliminate overlap in disclosure requirements between Regulation S-X and U.S. GAAP. The amendments include eliminating the requirements to: separately state book basis components of net assets on the Statement of Assets and Liabilities; separately state the source of distributions paid on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net income on the Statement of Changes in Net Assets. These amendments, which are reflected in the financial statements, had no effect on the Funds’ net assets or results of operations.

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which is intended to improve the effectiveness of disclosures in the notes to financial statements through modification of disclosure requirements on fair value measurements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The amendments, which are reflected in the financial statements, had no effect on the Funds’ net assets or results of operations.

TWEEDY, BROWNE FUND INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Tweedy, Browne Fund Inc. and Shareholders of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (constituting Tweedy, Browne Fund Inc., hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the five years in the period ended March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

May 28, 2019

We have served as the auditor of one or more investment companies in Tweedy, Browne Fund Inc. since 2004.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

1. Investment in the Funds by Managing Directors and Employees of the Investment Adviser

As of March 31, 2019, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $137.9 million, $6.5 million, $82.1 million and $8.8 million of their own money invested in Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2. Tax Information – Year Ended March 31, 2019

For shareholders who do not have a March 31, 2019 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in February 2020 reporting the amounts and tax characterization of distributions for the 2019 calendar year.

For the fiscal year ended March 31, 2019, the amount of long-term capital gain designated by the Funds and taxable at the lower capital gain rate for federal income tax purposes was:

Fund

Global Value Fund	$420,293,565

Global Value Fund II – Currency Unhedged	$—

Value Fund	$79,572,943
Worldwide High Dividend Yield Value Fund	$31,886,845

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2019, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund

Global Value Fund	8.20%

Global Value Fund II – Currency Unhedged	12.20%

Value Fund	28.50%
Worldwide High Dividend Yield Value Fund	22.15%

For the fiscal year ended March 31, 2019, the percentage of the distributions paid by the Funds that qualify for the lower tax rates (qualified dividend income) applicable to individual shareholders was:

Fund

Global Value Fund	100%

Global Value Fund II – Currency Unhedged	100%

Value Fund	100%
Worldwide High Dividend Yield Value Fund	100%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code, the Funds may elect to pass through to their shareholders credits for foreign taxes paid.

For the fiscal year ended March 31, 2019, the gross income derived from foreign sources and foreign taxes paid were:

	Global Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$263,108,159	$0.8330
Foreign Taxes	15,710,050	0.0497

	Global Value Fund II – Currency Unhedged

	Dollar Amount	Per Share
Foreign Source Income	$11,877,293	$0.3681
Foreign Taxes	701,514	0.0217

	Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$9,145,647	$0.3959
Foreign Taxes	631,188	0.0273

	Worldwide High Dividend Yield Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$7,145,546	$0.3464
Foreign Taxes	326,672	0.0158

3. Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available (1) on the SEC’s website at www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 800-432-4789. Information regarding the operation of the PRR may be obtained by calling 202-551-8090.

4. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789 or by visiting the Funds’ website at www.tweedy.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at www.sec.gov.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

NON-INTERESTED DIRECTORS
Name, Address[1], Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) during at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Paul F. Balser Age: 77 Director	Since 2000	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since December 2001; Partner, Generation Partners (private equity investments) from August 1995 to September 30, 2004; Senior Advisor, Millennium Bridge Capital (private equity investments) since March 2015.	4	Director, Janus Capital Group Inc. (asset management) through April 2014

Bruce A. Beal Age: 82 Director	Since 1993	Chairman, Related Beal (real estate development and investment companies).	4	None

Robert C. Elliott Age: 73 Director	Since 2016	Vice Chairman, 2014-2017, Market Street Trust Company; Board of Regents – Winthrop University Hospital since 2005; Senior Adviser, Bessemer Trust from 2011-2014; Senior Managing Director, Bessemer Trust from 1975-2011.	4	None

Jack E. Fockler Age: 60 Director	Since 2016	Managing Director and Vice President: Head of Sales, Client Service and Marketing from October 1989 to June 2015; Senior Advisor from July 2015 to December 2017, Royce & Associates, LP (Retired since January 2018).	4	None

John C. Hover II Age: 75 Director	Since 2003	Former Executive Vice President, United States Trust Company of New York (Retired since 2000).	4	Member of the Boards of Managers of Bank of America’s Excelsior Funds through July 2015

Richard B. Salomon Age: 71 Director	Since 1996	Of Counsel, Cozen O’Connor (law firm).	4	None

		INTERESTED DIRECTORS[3]

William H. Browne Age: 74 Vice President and Director	Vice President – Since 2009; Director – Since 2009 and from 1993-1997	Managing Director, Tweedy, Browne Company LLC.	4	N/A

Thomas H. Shrager Age: 61 President and Director	President – Since 2009; Director – Since 2008	Managing Director, Tweedy, Browne Company LLC.	4	N/A

Robert Q. Wyckoff, Jr. Age: 66 Chairman, Vice President and Director	Chairman and Vice President – Since 2016; Director – Since 2015	Managing Director, Tweedy, Browne Company LLC.	4	N/A

1

Each director may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902. The Statement of Additional Information includes additional information about Fund directors and is available without charge, upon request at 800-432-4789.

2	Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death.
3

Messrs. William H. Browne, Thomas H. Shrager and Robert Q. Wyckoff, Jr. are each an “interested person” of the Company as defined in the 1940 Act because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company’s Investment Adviser, and with AMG Distributors, Inc., the Funds’ distributor.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

OFFICERS WHO ARE NOT DIRECTORS
Name, Address[1], Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) during at Least the Past 5 Years

Roger R. de Bree Age: 56 Treasurer	Since 2016	Research Analyst (since 2000) and member of the Investment Committee (since 2013), Tweedy, Browne Company LLC.

Elise M. Dolan Age: 42 Chief Compliance Officer and Assistant Secretary	Since 2013	General Counsel and Chief Compliance Officer (since 2016) and Associate General Counsel (2013-2016), Tweedy, Browne Company LLC; Associate, Dechert LLP (2002-2013).

Patricia A. Rogers Age: 52 Vice President and Secretary	Since 2013	Associate General Counsel (since 2016 and 1998-2013) and General Counsel and Chief Compliance Officer (2014-2016), Tweedy, Browne Company LLC.

John D. Spears Age: 70 Vice President	Since 1993	Managing Director, Tweedy, Browne Company LLC.

1	Each officer may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
2	Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

TWEEDY, BROWNE FUND INC.

One Station Place, Stamford, CT 06902

800-432-4789

www.tweedy.com

TB-ANN-0319

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Paul Balser is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $227,400 for 2018 and $227,400 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2018 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $44,825 for 2018 and $45,480 for 2019.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2018 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Fund’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Fund and for permitted non-audit services for the Fund’s investment adviser and any affiliates thereof that provide services to the Fund if such non-audit services have a direct impact on the operations or financial reporting of the Fund.

(e)(2)	There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $140,100 for 2018 and $140,755 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	May 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	May 29, 2019

By (Signature and Title)*	/s/ Roger R. de Bree
Roger R. de Bree, Treasurer
(principal financial officer)

Date	May 29, 2019

* Print the name and title of each signing officer under his or her signature.